EXHIBIT 99.2

                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of March 1, 2007 (this "Agreement"), is entered into between Countrywide Commercial Real Estate Finance, Inc. (the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Schedule II. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2007 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, KeyCorp Real Estate Capital Markets, Inc. as master servicer no. 1 (in such capacity, "Master Servicer No. 1" and, also a "Master Servicer"), Wells Fargo Bank, National Association as master servicer no. 2 ("Master Servicer No. 2" and, also a "Master Servicer"), CWCapital Asset Management LLC as special servicer (in such capacity, the "Special Servicer"), LaSalle Bank National Association as trustee (in such capacity, the "Trustee") and custodian (in such capacity, the "Custodian"), and Wells Fargo Bank, National Association as certificate administrator (in such capacity, the "Certificate Administrator"). Capitalized terms used but not defined herein (including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            The Purchaser has entered into an Underwriting Agreement, dated as of March 1, 2007 (the "Underwriting Agreement"), with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") for itself and as representative of Countrywide Securities Corporation ("Countrywide Securities"), IXIS Securities North America Inc. ("IXIS Securities"), KeyBanc Capital Markets, a Division of McDonald Investments Inc. ("McDonald Investments"), Banc of America Securities LLC ("Banc of America Securities") and Bear, Stearns & Co. Inc. ("BSCI"; Merrill Lynch, Countrywide Securities, IXIS Securities, McDonald Investments, Banc of America Securities and BSCI, collectively, in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (such Certificates, the "Publicly-Offered Certificates"). The Purchaser has also entered into a Certificate Purchase Agreement, dated as of March 1, 2007 (the "Certificate Purchase Agreement"), with Merrill Lynch for itself and as representative of Countrywide Securities (together in such capacity, the "Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (such Certificates, the "Private Certificates").

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $1,387,144,690 (the "Countrywide Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The Countrywide Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-off Date Pool Balance") of $4,417,019,866 (subject to a variance of plus or minus 5%).

            The purchase and sale of the Mortgage Loans shall take place on March 14, 2007 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Purchase Consideration") for the Mortgage Loans shall be equal to (i) 102.87700% of the Seller Mortgage Loan Balance as of the Cut off Date, plus (ii) $3,030,192, which amount represents the amount of interest accrued on the Seller Mortgage Loan Balance, as agreed to by the Seller and the Purchaser.

            The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans. (a) Effective as of the Closing Date, subject only to the Seller's receipt of the Purchase Consideration and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis (subject to certain agreements regarding servicing as provided in the Servicing Rights Purchase Agreement (as defined in Section 6(a)(iii) hereof)), together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

            (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

            (c) The Seller hereby represents and warrants that it has or will have, on behalf of the Purchaser, delivered to the Custodian (i) on or before the Closing Date, the documents and instruments specified below with respect to each Mortgage Loan that are Specially Designated Mortgage Loan Documents and
(ii) on or before the date that is 30 days after the Closing Date, the remaining documents and instruments specified below that are not Specially Designated Mortgage Loan Documents with respect to each Mortgage Loan (the documents and instruments specified below and referred to in clauses (i) and (ii) preceding, collectively, a "Mortgage File"). All Mortgage Files so delivered will be held by the Custodian in escrow for the benefit of the Seller at all times prior to the Closing Date. The Mortgage File with respect to each Mortgage Loan that is a Trust Mortgage Loan shall contain the following documents:

            (i) (A) the original executed Mortgage Note for the subject Mortgage Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-5, Commercial Mortgage Pass-Through Certificates, Series 2007-5, or in blank, and (B) in the case of a Loan Combination, a copy of the executed Mortgage Note for each related Non-Trust Loan;

            (ii) an original or copy of the Mortgage, together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iv) an original executed assignment, in recordable form (except for completion of the assignee's name and address (if the assignment is delivered in blank) and any missing recording information or a certified copy of that assignment as sent for recording), of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage) and (c) any other recorded document relating to the subject Mortgage Loan otherwise included in the Mortgage File, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-5, Commercial Mortgage Pass-Through Certificates, Series 2007-5;

            (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause
      (iv) above) in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-5, Commercial Mortgage Pass-Through Certificates, Series 2007-5;

            (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed;

            (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

            (viii) any filed copies or other evidence of filing of any prior UCC Financing Statements in favor of the originator of the subject Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-5, Commercial Mortgage Pass-Through Certificates, Series 2007-5, as assignee;

            (ix) an original or a copy of any Ground Lease, guaranty or ground lessor estoppel;

            (x) an original or a copy of any intercreditor agreement relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

            (xi) an original or a copy of any loan agreement, any escrow or reserve agreement, any security agreement, any management agreement, any agreed upon procedures letter, any lockbox or cash management agreements, any environmental reports or any letter of credit (which letter of credit shall not be delivered in original form to the Trustee, but rather to the applicable Master Servicer), in each case relating to the subject Mortgage Loan; and

            (xii) with respect to a Mortgage Loan secured by a hospitality property, a signed copy of any franchise agreement and/or franchisor comfort letter.

            The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

            (d) The Seller shall retain an Independent third party (the "Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 180 days following the later of the Closing Date and the delivery of each Mortgage, Assignment of Leases, recordable document and UCC Financing Statement to the Custodian) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of Mortgage, assignment of Assignment of Leases and any other recordable documents relating to each such Mortgage Loan in favor of the Custodian that is referred to in clause (iv) of the definition of "Mortgage File" and each UCC Financing Statement assignment in favor of the Custodian that is referred to in clause (viii) of the definition of "Mortgage File." Each such assignment and UCC Financing Statement assignment shall reflect that the recorded original should be returned by the public recording office to the Custodian following recording, and each such assignment and UCC Financing Statement assignment shall reflect that the file copy thereof should be returned to the Custodian following filing; provided, that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Custodian (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

            The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing Agent.

            (e) All such other relevant documents and records that (a) relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loans by the applicable Master Servicer ((which, for purposes of this Agreement, shall be Wells Fargo Bank, National Association) in connection with its duties under the Pooling and Servicing Agreement, and (c) are in the possession or under the control of the Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the Mortgage Loans, shall be delivered or caused to be delivered by the Seller to the applicable Master Servicer (or, at the direction of such Master Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, legal or other due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

            The Seller agrees to use reasonable efforts to deliver to the Custodian, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Custodian or any other person because the delivery of the mortgage loan checklist is being provided to the Custodian solely for its administrative convenience.

            (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

            (g) On or before the Closing Date, the Seller shall provide to the applicable Master Servicer, the initial data (as of the Cut-off Date or the most recent earlier date for which such data is available) contemplated by the CMSA Loan Setup File, the CMSA Loan Periodic Update File, the CMSA Operating Statement Analysis Report and the CMSA Property File.

            SECTION 3. Representations, Warranties and Covenants of Seller. (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of California and the Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Purchaser) this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's certificate of incorporation or bylaws,
      (B) violate any law or regulation or any administrative decree or order to which it is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for the Seller to perform its duties and obligations under this Agreement, or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

            (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

            (v) The Seller is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

            (vii) None of the sale of the Mortgage Loans by the Seller, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage Loans.

            (viii) There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the Seller of its obligations under this Agreement.

            (ix) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

            (x) The Prospectus Supplement contains all the information that is required to be provided in respect of the Seller (that arise from its role as "sponsor" (within the meaning of Regulation AB)), the Mortgage Loans, the related Mortgagors and the related Mortgaged Properties pursuant to Regulation AB. For purpose of this Agreement, "Regulation AB" shall mean Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506-1,631 (Jan. 7,
      2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            (b) The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect
to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

            (c) If the Seller receives written notice of a Document Defect or a Breach relating to a Mortgage Loan pursuant to Section 2.03(a) of the Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), if such Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan (which, for the purposes of this clause (i), shall include an REO
Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) not later than the end of such 90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan (which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the applicable Master Servicer for deposit into its Collection Account any Substitution Shortfall Amount in connection therewith; provided, however, that, unless the Document Defect or Breach would cause the Mortgage Loan not to be a Qualified Mortgage, if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for purposes of such repurchase or substitution, shall include an REO Loan)); and provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Certificate Administrator setting forth the reason(s) such Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period.

            A Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans (each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan Group"), which Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Loan Group (without regard to this paragraph) and is not cured as provided for above, shall be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the subject Crossed Loan Group for purposes of this paragraph and the Seller shall be required to repurchase or substitute all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the weighted average debt service coverage ratio for all such Crossed Loans, including the affected Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution, and (2) the weighted average loan to-value ratio for the remaining Crossed Loans, determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller shall not be greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed Loan determined at the time of repurchase or substitution, based upon an appraisal obtained by the Special Servicer at the expense of the Seller; provided, that if such debt service coverage and loan-to-value criteria are satisfied, any other Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach), shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach) is held in the Trust Fund; and provided, further, that the repurchase or replacement of less than all such Crossed Loans and the release of any Crossed Loan from a cross-collateralization and cross-default provision shall be further subject to the delivery by the Seller to the Certificate Administrator, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or Breach exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Loan Group. All documentation relating to the termination of the cross-collateralization provisions of a Crossed Loan being repurchased shall be prepared at the expense of the Seller and, where required, with the consent of the related Mortgagor. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach known to the Seller that existed as of the Closing Date, the Seller shall provide, once every 90 days, the officer's certificate to the Certificate Administrator described above as to the reason(s) such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this Section 3(c), if such Document Defect or Breach shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the Certificates therein (subject to the second and third provisos in the sole sentence of the preceding paragraph), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan (for the avoidance of doubt, the foregoing two-year period shall not be deemed to be a time limitation on the Seller's right to cure a Document Defect as set forth in this Section 3). The delivery of a commitment to issue a policy of lender's title insurance as described in representation 8 set forth on Schedule I hereto in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Custodian not later than the 180th day following the Closing Date.

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this
Section 3(c) while the Trustee continues to hold any other Crossed Loans in such Crossed Loan Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loan(s), so long as such exercise does not materially impair the ability of the other party to exercise its remedies against the Primary Collateral securing the Crossed Loan(s) held thereby.

            If the exercise by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other mutually agreed upon accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or, if the related Mortgage Loan documents do not so provide, then on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Certificate Administrator an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event.

            For purposes hereof, "Primary Collateral" shall mean the Mortgaged Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization provisions of such Mortgage Loans.

            Notwithstanding any of the foregoing provisions of this Section 3(c), if there is a Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged Property(ies) are, in fact, released) and to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee, the Certificate Administrator, the Custodian or the Trust Fund in connection with such release, (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions and (iii) each Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, downgraded or withdrawn.

            The foregoing provisions of this Section 3(c) notwithstanding, the Purchaser's sole remedy (subject to the last sentence of this paragraph) for a breach of representation 30 set forth on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses (without regard to whether such costs and expenses are material or not) specified in such representation that have not, at the time of such cure, been received by the applicable Master Servicer or the Special Servicer from the related Mortgagor and not a repurchase or substitution of the related Mortgage Loan. Following the Seller's remittance of funds in payment of such costs and expenses, the Seller shall be deemed to have cured the breach of representation 30 in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the cure payment made by the Seller shall be returned to the Seller. Notwithstanding the prior provisions of this paragraph, the Seller, acting in its sole discretion, may effect a repurchase or substitution (in accordance with the provisions of this Section 3(c) setting forth the manner in which a Mortgage Loan may be repurchased or substituted) of a Mortgage Loan, as to which representation 30 set forth on Schedule I has been breached, in lieu of paying the costs and expenses that were the subject of the breach of representation 30 set forth on Schedule I.

            (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) or Substitution Shortfall Amount(s), as applicable, in the applicable Master Servicer's Collection Account, and, if applicable, the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the applicable Master Servicer, respectively, (i) the Trustee shall be required to execute and deliver such endorsements and assignments as are provided to it by the applicable Master Servicer or the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the applicable Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the applicable Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

            At the time a substitution is made, the Seller shall deliver the related Mortgage File to the Custodian and certify that the substitute Mortgage Loan is a Qualified Substitute Mortgage Loan.

            No substitution of a Qualified Substitute Mortgage Loan or Qualified Substitute Mortgage Loans may be made in any calendar month after the Determination Date for such month. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan after the related date of substitution shall be part of REMIC I, as applicable. No substitution of a Qualified Substitute Mortgage Loan for a deleted Mortgage Loan shall be permitted under this Agreement if, after such substitution, the aggregate of the Stated Principal Balances of all Qualified Substitute Mortgage Loans which have been substituted for deleted Mortgage Loans exceeds 10% of the aggregate Cut-off Date Balance of all the Mortgage Loans and the Other Mortgage Loans. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund or REMIC.

            (e) This Section 3 provides the sole remedies available to the Purchaser, the Certificateholders, or the Trustee (on whose behalf the Certificate Administrator may act) on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to this
Section 3.

            SECTION 4. Representations, Warranties and Covenants of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents, warrants and covenants for the benefit of the Seller as of the date hereof that:

            (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

            (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for the Purchaser to perform its duties and obligations under this Agreement or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

            (d) The Purchaser is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

            (e) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (f) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase Consideration.

            (g) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

            (h) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP on the Closing Date. The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

            (b) All documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c) The Seller shall have delivered and released to the Custodian and the applicable Master Servicer, respectively, all documents represented to have been or required to be delivered to the Custodian and the applicable Master Servicer pursuant to Section 2 of this Agreement;

            (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date;

            (f) One or more letters from the independent accounting firm of Deloitte & Touche LLP, in form satisfactory to the Purchaser and relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus (as defined in Section 6(d) of this Agreement) and Prospectus Supplement (as defined in Section 6(d) of this Agreement), respectively, shall have been delivered; and

            (g) The Seller shall have executed and delivered concurrently herewith that certain Indemnification Agreement, dated as of March 1, 2007, among the Seller, Merrill Lynch Mortgage Lending, Inc., KeyBank National Association, IXIS Real Estate Capital Inc., Wells Fargo Bank, National Association, the Purchaser, the Underwriters and the Initial Purchasers. Both parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a) (i) This Agreement duly executed by the Purchaser and the Seller, (ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the agreement(s) pursuant to which the servicing rights with respect to the Mortgage Loans are being sold to the applicable Master Servicer (such agreement(s), individually or collectively, as the case may be, "Servicing Rights Purchase Agreement");

            (b) An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and Initial Purchasers may rely, to the effect that
(i) such officer has carefully examined the Specified Portions (as defined below) of the Free Writing Prospectus and nothing has come to his/her attention that leads him/her to believe that the Specified Portions of the Free Writing Prospectus, as of the Time of Sale or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (ii) such officer has carefully examined the Specified Portions (as defined below) of the Prospectus Supplement and nothing has come to his/her attention that leads him/her to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (iii) such officer has carefully examined the Specified Portions (as defined below) of the Memorandum (pursuant to which certain classes of the Private Certificates are being privately offered) and nothing has come to his/her attention that leads him/her to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage Loans, in the light of the circumstances under which they were made, not misleading.

            The "Specified Portions" of each Free Writing Prospectus shall consist of Annex A-1 to such Free Writing Prospectus, entitled "Certain Characteristics of the Mortgage Loans" (insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to such Free Writing Prospectus, entitled "Certain Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-4 to the Free Writing Prospectus, entitled "Towne Park Apartments Trust Mortgage Loan Amortization Schedule", Annex A-5 to the Free Writing Prospectus, entitled "10000 Business Blvd. Trust Mortgage Loan Amortization Schedule", Annex A-6 to the Free Writing Prospectus, entitled "4010 Airpark Drive Trust Mortgage Loan Amortization Schedule", Annex B to such Free Writing Prospectus entitled "Certain Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to such Free Writing Prospectus, entitled "Description of the Ten Largest Mortgage Loans or Groups of Cross-Collateralized Mortgage Loans" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the CD-ROM which accompanies such Free Writing Prospectus (insofar as such CD-ROM is consistent with Annex A-1, Annex A-2 and/or Annex B), and the following sections of such Free Writing Prospectus (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans):
"Summary of Free Writing Prospectus--Relevant Parties--Sponsors/Mortgage Loan Sellers", "Summary of Free Writing Prospectus--The Mortgage Loans and the Mortgaged Real Properties", "Description of the Mortgage Pool" and "Transaction Participants--The Sponsors and Mortgage Loan Sellers".

            The "Specified Portions" of the Prospectus Supplement shall consist of Annex A-1 to the Prospectus Supplement, entitled "Certain Characteristics of the Mortgage Loans" (insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Prospectus Supplement, entitled "Certain Statistical Information Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-4 to the Prospectus Supplement, entitled "Towne Park Apartments Trust Mortgage Loan Amortization Schedule", Annex A-5 to the Prospectus Supplement, entitled "10000 Business Blvd. Trust Mortgage Loan Amortization Schedule", Annex A-6 to the Prospectus Supplement, entitled "4010 Airpark Drive Trust Mortgage Loan Amortization Schedule", Annex B to the Prospectus Supplement entitled "Certain Characteristics Regarding Multifamily Properties" (insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder), Annex C to the Prospectus Supplement, entitled "Description of the Ten Largest Mortgage Loans and/or Groups of Cross-Collateralized Mortgage Loans" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the CD-ROM which accompanies the Prospectus Supplement (insofar as such CD-ROM is consistent with Annex A-1, Annex A-2 and/or Annex B), and the following sections of the Prospectus Supplement (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans): "Summary of Prospectus Supplement--Relevant Parties--Sponsors/Mortgage Loan Sellers", "Summary of Prospectus Supplement--The Mortgage Loans and the Mortgaged Real Properties", "Description of the Mortgage Pool" and "Transaction Participants--The Sponsors and Mortgage Loan Sellers".

            The "Specified Portions" of the Memorandum shall consist of the Specified Portions of the Prospectus Supplement (as attached as an exhibit to the Memorandum).

            For purposes of this Section 6(d) and this Agreement, the following terms have the meanings set forth below:

            "Free Writing Prospectus" means (1) the Offering Prospectus dated February 20, 2007, and relating to the Publicly-Offered Certificates and (2) the Offering Prospectus dated February 26, 2007, and relating to the Publicly-Offered Certificates;

            "Memorandum" means the confidential Private Placement Memorandum dated March 1, 2007, and relating to the Private Certificates;

            "Prospectus" means the base prospectus dated March 1, 2007.

            "Prospectus Supplement" means the prospectus supplement dated March 1, 2007, that supplements the Prospectus and relates to the Publicly-Offered Certificates; and

            "Time of Sale" means March 1, 2007, at 12:15 p.m.

            (e) Each of: (i) the resolutions of the Seller's board of directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the certificate of incorporation and bylaws of the Seller, and (iii) an original or a copy of a certificate of good standing of the Seller issued by the State of California not earlier than 30 days prior to the Closing Date;

            (f) A written opinion of counsel for the Seller relating to organizational and enforceability matters (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Certificate Administrator, the Custodian, the Underwriters, the Initial Purchasers and each of the Rating Agencies, together with such other written opinions, including as to insolvency matters, as may be required by the Rating Agencies; and

            (g) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the Closing Date.

            SECTION 7. Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the Seller and the Purchaser (or an affiliate thereof) are parties with respect to the transactions contemplated by this Agreement.

            SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 of this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 of this Agreement shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the Pooling and Servicing Agreement to offset Prepayment Interest Shortfalls), from time to time held or invested in the applicable Master Servicer's Collection Account, the Distribution Account or, if established, the REO Account whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by
Section 1 of this Agreement shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the UCC of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. The Seller does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the Seller.

            SECTION 9. Notice of Exchange Act Reportable Events. The Seller hereby agrees to deliver to the Purchaser any disclosure information relating to any event, specifically relating to the Seller, reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form) insofar as such disclosure is required under Item 1117 or 1119 of Regulation AB or Item 1.03 to Form 8-K. The Seller shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the Seller, described under Item 1117 or 1119 of Regulation AB or
Item 1.03 to Form 8-K to the Purchaser as soon as reasonably practicable after the Seller becomes aware of such event and in no event more than (2) business days following the occurrence of such event if such event is reportable under
Item 1.03 to Form 8-K. The obligation of the Seller to provide the above referenced disclosure materials in any fiscal year of the Trust will terminate upon the Certificate Administrator's filing a Form 15 with respect to the Trust as to that fiscal year in accordance with Section 8.16 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934, as amended (the "1934 Act") have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section 9 will be used in the preparation of reports meeting the reporting requirements of the Trust under
Section 13(a) and/or Section 15(d) of the 1934 Act.

            SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent either by certified mail (return receipt requested) or by courier service (proof of delivery requested) to the intended recipient at the "Address for Notices" specified for such party on Exhibit A hereto, or as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when received, in each case given or addressed as aforesaid.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 14. GOVERNING LAW; WAIVER OF TRIAL BY JURY. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            SECTION 15. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 16. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 17. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters (as intended third party beneficiaries hereof), the Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 18. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

            SECTION 19. Accountants' Letters. The parties hereto shall cooperate with Deloitte & Touche LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the Certificate Purchase Agreement.

            SECTION 20. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto) is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

            SECTION 21. Cross-Collateralized Mortgage Loans. Each Crossed Loan Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in
Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 21. In addition, if there exists with respect to any Crossed Loan Group only one original of any document referred to in the definition of "Mortgage File" in this Agreement and covering all the Mortgage Loans in such Crossed Loan Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Crossed Loan Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan.

                           [SIGNATURE PAGES TO FOLLOW]

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       SELLER:

                                       COUNTRYWIDE COMMERCIAL REAL ESTATE
                                          FINANCE, INC.

                                       By: /s/ Jerry Y. Hirschkorn
                                          --------------------------------------
                                          Name: Jerry Y. Hirschkorn
                                          Title: First Vice President

                                       PURCHASER:

                                       MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                       By: /s/ David Rodgers
                                          --------------------------------------
                                          Name: David Rodgers
                                          Title: Executive Vice President, Chief
                                          Officer in Charge of Commercial
                                          Mortgage Securitization

                                  EXHIBIT A

Seller:
------

Address for Notices:

Countrywide Commercial Real Estate Finance, Inc.
4500 Park Granada CH-143
Calabasas, California  91302
Attention:  Marlyn Marincas

Purchaser:
----------

Address for Notices:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
Four World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attention:  David M. Rodgers
Telecopier No.:  (212) 449-7684

with a copy to:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attn: Director of CMBS Securitization
Facsimile No.: 212-449-7684

and

Merrill Lynch Mortgage Investors, Inc.
Four World Financial Center, 12th Floor
250 Vesey Street
New York, New York 10080

Attention: General Counsel for Global
           Commercial Real Estate in the Office
           of the General Counsel
Telecopier No.:  (212) 449-0265

                                   SCHEDULE I

                  Mortgage Loan Representations and Warranties

            For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal (and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

            1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of "Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

            2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto and the rights of a holder of a related Non-Trust Loan pursuant to a Loan Combination Intercreditor Agreement). The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

            3. Payment Record. No scheduled payment of principal and/or interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in March 2007 without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent since the date of origination of any Mortgage Loan, without giving effect to any applicable grace period.

            4. Lien; Valid Assignment. Each Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a "marked-up" commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy); (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a "marked-up" commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Group; (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration; and (h) the rights of the holder of any Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs. The Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

            5. Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except for the holder of any related Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs, and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee. The related Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession of the related Mortgaged Property to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default beyond applicable notice and grace periods. Except for the holder of the related Non-Trust Loan with respect to any Mortgage Loan that is part of a Loan Combination, no person other than the related Mortgagor owns any interest in any payments due under the related leases on which the Mortgagor is the landlord, covered by the related Assignment of Leases.

            6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded in any manner, (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part. With respect to each Mortgage Loan, since the later of (a) February 20, 2007 and
(b) the closing date of such Mortgage Loan, the Seller has not executed any written instrument that (i) impaired, satisfied, canceled, subordinated or rescinded such Mortgage Loan, (ii) waived, modified or altered any material term of such Mortgage Loan, (iii) released the Mortgaged Property or any material portion thereof from the lien of the related Mortgage, or (iv) released the related Mortgagor from its obligations under such Mortgage Loan in whole or material part. For avoidance of doubt, the preceding sentence does not relate to any release of escrows by the Seller or a servicer on its behalf.

            7. Condition of Property; Condemnation. In the case of each Mortgage Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. As of the date of origination of each Mortgage Loan and, to the Seller's knowledge based upon surveys and/or the title insurance policy referred to in representation 8 below, as of the date hereof,
(a) none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

            8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy, a "marked up" commitment binding on the title insurer or escrow instructions binding on the title insurer irrevocably obligating the title insurer to issue such title insurance policy) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted Encumbrances, except that in the case of a Mortgage Loan as to which the related Mortgaged Property is made up of more than one parcel of property, each of which is secured by a separate Mortgage, such Mortgage (and therefore the related Title Policy) may be in an amount less than the original principal amount of the Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related Mortgaged Property. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee as sole insured without the consent of or notice to the insurer. Such Title Policy contains no material exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

            9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts (pending the satisfaction of certain conditions relating to leasing, repair or other matters with respect to the related Mortgaged Property) documented as part of the Mortgage Loan documents and the rights to which are transferred to the Trustee) and there is no obligation for future advances with respect thereto.

            10. Mortgage Provisions. The Mortgage Loan documents for each Mortgage Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, judicial or non-judicial foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism.

            11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are or will become payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12. Environmental Conditions. Except in the case of the Mortgaged Properties identified on Annex B hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan, (b) the report of each such assessment, update or screen, if any (an "Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d) either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged Property, (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto is covered by a secured creditor environmental insurance policy and each such policy is noncancellable during its term, is in the amount at least equal to 125% of the principal balance of the Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full. Each Mortgagor represents and warrants in the related Mortgage Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, out-of-pocket expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan.

            13. Loan Document Status. Each Mortgage Note, Mortgage, and each other agreement executed by or on behalf of the related Mortgagor with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or one form of action law or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying applicable securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

            14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance was available, a flood insurance policy is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of: (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable federal flood insurance program. Each Mortgaged Property located in California or in seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within Florida or within 25 miles of the coast of North Carolina, South Carolina, Georgia, Alabama, Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on such Mortgaged Property (less physical depreciation). All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without at least ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best Company of not less than "A-minus: V" (or the equivalent) and, if rated by Fitch, of not less than "A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in representation 18 below).

            Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

            15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16. Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

            18. Material Leasehold Estate. If any Mortgage Loan is secured by the interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

            (i) such Ground Lease or a memorandum thereof has been or will be promptly and duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

            (ii) the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

            (iii) upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

            (iv) such Ground Lease is in full force and effect, and, to the Seller's knowledge, no material default has occurred under such Ground Lease;

            (v) such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan; and such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

            (vi) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

            (vii) such Ground Lease either (i) has an original term which extends not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan, or (ii) has an original term, which together with extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty
      (20) years beyond the Stated Maturity Date of such Mortgage Loan;

            (viii) such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

            (ix) under the terms of such Ground Lease and the related Mortgage or related Mortgage Loan documents, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties) with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (x) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

            (xi) such Ground Lease provides that (i) it may not be amended, modified, cancelled or terminated without the prior written consent of the mortgagee under such Mortgage Loan, and (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns.

            19. Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury Regulations
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Each Mortgage Loan is directly secured by an interest in real property (within the meaning of Treasury Regulations Section 1.856-3(c) and 1.856-3(d)), and either (1) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage Loan at the time the Mortgage Loan was (a) originated or modified (within the meaning of Treasury Regulations Section 1.860G-2(b)(1)) or (b) contributed to the Trust Fund, or (2) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the Mortgage Loan at the time such Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage Loan.

            20. Advancement of Funds. In the case of each Mortgage Loan, neither the Seller nor, to the Seller's knowledge, any prior holder of such Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than (a) amounts paid by the tenant as specifically provided under a related lease or by the property manager or (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses incurred in connection with the origination and funding of the Mortgage Loan), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) subject to available funds, a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

            22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

            23. Other Mortgage Liens. Except with respect to another Mortgage Loan (which will also be an asset of the Trust Fund) cross-collateralized with a Mortgage Loan, none of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any other mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except as indicated in the preceding sentence and except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The related Mortgage Loan documents require the Mortgagor under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

            24. No Mechanics' Liens. As of the date of origination, each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25. Compliance. Other than any default interest or late charges, each Mortgage Loan (other than ARD Loans after their respective Anticipated Repayment Dates) complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

            26. Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor, the related lessee, franchise or operator was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

            27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

            28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and provided, further, that certain Crossed Groups or individual Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

            29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Section 2(a) (16) of the Investment Company Act. To the Seller's knowledge, the provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of facilitating the disposition of a Mortgaged Property and are not part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

            30. Defeasance and Assumption Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including Rating Agency fees. If any Mortgage Loan permits assumptions, then the related Mortgage Loan documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

            31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate, late charge or prepayment premium.

            32. Inspection. The Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

            33. No Material Default. To the Seller's knowledge, after due inquiry consistent with the inquiry a reasonably prudent commercial mortgage lender would conduct under similar circumstances, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

            34. Due-on-Sale. The Mortgage, Mortgage Note or loan agreement for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage Loan, transfers among existing members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of worn-out or obsolete furniture, furnishings and equipment or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

            35. Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-off Date Balance of $5,000,000 or more was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that during the term of the Mortgage Loan it may only own and operate one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents generally further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates (except to the extent required by any cash management provisions of the related Mortgage Loan documents) except on an arm's-length basis.

            36. Whole Loan. Each Mortgage Loan is a whole loan (which term includes any Mortgage Loan that is part of a Loan Combination, but does not include any related Non-Trust Loan) and not a participation interest in a mortgage loan.

            37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

            38. ARD Loans. Each ARD Loan requires scheduled monthly payments of principal and/or interest. If any ARD Loan is not paid in full by its Anticipated Repayment Date, and assuming it is not otherwise in default, (i) the rate at which such ARD Loan accrues interest will increase by at least two (2) percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the applicable servicer.

            39. Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording (or submitted to a title company for filing and/or recording pursuant to escrow instructions), in all places necessary to perfect (to the extent that the filing or recording of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related Mortgagor which are material to the conduct in the ordinary course of the Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more UCC financing statements covering such personal property have been filed and/or recorded (or have been sent for filing or recording or submitted to a title company for filing or recording pursuant to escrow instructions) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

            40. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

            41. Commencement of Amortization. Unless such Mortgage Loan provides for interest only payments prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date, each Mortgage Loan begins to amortize prior to its Stated Maturity Date.

            42. Servicing Rights. Except as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith which will remain in effect after the Closing Date.

            43. Recourse. The related Mortgage Loan documents contain provisions providing for recourse against the related Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, for damages, liabilities, expenses or claims sustained in connection with the Mortgagor's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation awards. The related Mortgage Loan documents contain provisions pursuant to which the related Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

            44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that is not being assigned to the Purchaser.

            45. Fee Simple Interest. Unless such Mortgage Loan is secured in whole or in material part by a Ground Lease and is therefore the subject of representation 18, the interest of the related Mortgagor in the Mortgaged Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon, except for any portion of such Mortgaged Property that consists of a leasehold estate that is not a material ground lease, which ground lease is not the subject of representation 18.

            46. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the applicable Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

            47. Operating Statements. In the case of each Mortgage Loan, the related Mortgage or another Mortgage Loan document requires the related Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls (if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related Mortgagor, and with such other information as may be required therein.

            48. Grace Period. With respect to each Mortgage Loan, the related Mortgage, Mortgage Note or loan agreement provides a grace period for delinquent monthly payments no longer than fifteen (15) days from the applicable Due Date or five (5) days from notice to the related Mortgagor of the default.

            49. Disclosure to Environmental Insurer. If the Mortgaged Property securing any Mortgage Loan identified on Annex C as being covered by a secured creditor policy, then the Seller:

            (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; or

            (ii) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

            50. No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

            51. Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

            52. Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in effect on the date the Mortgage Loan was originated.

            53. Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                             Annex A (to Schedule I)

                Exceptions to the Representations and Warranties

            Representation numbers referred to below relate to the corresponding Mortgage Loan representations and warranties set forth in Schedule I to the Mortgage Loan Purchase Agreement for Countrywide.

           ML-CFC 2007-5 Exceptions to Representations and Warranties
                        of the Countrywide Mortgage Loans

            Representation numbers referred to below relate to the corresponding Mortgage Loan representations and warranties set forth in Schedule I to the Mortgage Loan Purchase Agreement for Countrywide.

            Note: The Mortgage Loans known as EZ Self Storage-Bethesda, EZ Self Storage-South Bowie, EZ Self Storage-Chevrolet Drive/Ellicot City, EZ Self Storage-Beltsville, EZ Self Storage-Perring, EZ Self Storage-Laurel, EZ Self Storage-Pasadena, EZ Self Storage-Catonsville, EZ Self Storage-Middlebrook, EZ Self Storage-Owings Mills, EZ Self Storage-Westminster and EZ Self Storage-Windsor Mill, identified on Annex A-1 by ID # 55, 88, 89, 96, 128, 131, 132, 135, 140, 153, 178 and 189 have an Indemnity Deed of Trust structure. The related borrowers under such Mortgage Loans executed and delivered the related notes to the lender and are obligated to make payments thereunder. The related property owners for such Mortgage Loans have guaranteed all amounts payable by the borrowers under the related notes, which guaranties are secured by indemnity deeds of trust in favor of the lender. With respect to the above referenced Mortgage Loans, certain of the representations regarding the borrowers refer to the property owners of the related Mortgaged Property as well.

Annex A-1
ID #         Mortgage Loan                   Exception
----         -------------                   ---------

Exceptions to Representation 6: Mortgage

                                             Status; Waivers and Modifications
                                             The Mortgage Loan documents have
                                             been modified to allow the borrower
                                             additional time to obtain a
                                             certificate of occupancy and to
                                             satisfy reporting requirements
69          Tallahassee Residence Inn        related to such certificate.

                                             The Mortgage Loan documents for
                                             each respective loan have been
                                             modified to create two separate
                                             notes, an A Note and a B Note, each
                                             secured by the Mortgaged Property.
                                             Certain related terms have been
                                             modified as well. The Mortgage Loan
                                             documents for each respective loan
                                             have also been modified to prevent
                                             the borrower from being able to
81          10000 Business Boulevard         defease the loan until two years
                                             after securitization. The lender
82          4010 Airpark Drive               has waived the requirement that the
                                             borrower maintain terrorism
                                             insurance.

Exceptions to Representation 10:             Mortgage Provisions.

             Various All of the exceptions made to representation number 14 regarding terrorism insurance are incorporated herein by reference as if made herein.

Exceptions to Representation 12:             Environmental Conditions.

107 Towne Park Apartments Each tenant-in-common co-borrower and related guarantor has several liability for its guaranteed obligations with respect to environmental indemnity.

Exceptions to Representation 14:             Insurance.

             Various With respect to various Countrywide Mortgage Loans, (i) for so long as the Terrorism Risk Insurance Act of 2002 ("TRIA") is in effect
                                             (including any extensions), the
                                             lender is required to accept
                                             terrorism insurance which covers
                                             against "covered acts" as defined
                                             by TRIA and (ii) the borrower is
                                             required to maintain terrorism
                                             insurance (a) to the extent such
                                             coverage is available at
                                             commercially reasonable rates,
                                             and/or (b) only that amount which
                                             may be purchased up to a specified
                                             premium amount. In addition, in the
                                             event of a casualty where the
                                             borrower does not rebuild, the
                                             insurance policies generally
                                             provide that the proceeds will be
                                             reduced for depreciation.

252          9707 Cedar Ave.                 Terrorism insurance is not
282          Otterside Court Apts.           maintained and/or is not required
283          Tutor Time Child                under the related Mortgage Loan
286          16844 Passage Ave.              documents. Windstorm insurance is
288          Colorado Terrace                not required by the related
293          Timothy Apts.                   Mortgage Loan documents and has not
299          156 Robert Dr. and              been obtained.
              193-195 Mead St.
304          Ivy Garden Apts.
303          Two Town Creek Apts.
305          Sundance Apts.
308          1497 Granite Hills Dr.
309          Kipling Medical
310          813 S. Ramona Ave
311          20 Williamson Way
312          3012 Harrison St.
315          17920 Sierra Highway
316          9236 Somerset Boulevard
317          909-911 Standard St.
318          Calderwood North
319          Stonegate Apts
320          138 Pearl St.
321          1440 Elm Street
322          Starbucks
323          2067 Cedar Ave.
324          613-615 McHugh Rd.
325          Ten Ten Apts.
331          1105 S. Standard Ave.
329          1034 N. Kemp St.
327          1523 W. Jefferson Boulevard
330          2124 W. 157th St.
328          825 S. Westlake Ave.
326          Bayport Apts.
332          Ambercourt Apts.
333          5255 Riverton Ave.

81           10000 Business Boulevard        The Mortgage Loan documents require
                                             the borrower to maintain terrorism
82           4010 Airpark Drive              insurance coverage but the borrower
                                             did not obtain terrorism insurance
                                             coverage on the Mortgaged
                                             Properties.

51           Waterford Square Apartments     The borrower does not have
                                             terrorism insurance on the
                                             Mortgaged Property. The Mortgage
                                             Loan documents state, however, that
                                             if the lender reasonably determines
                                             that terrorism coverage should be
                                             provided, the borrower is required
                                             within ten days of written demand
                                             by lender, to obtain such coverage.

                                             The Mortgage Loan documents permit
                                             the borrower to maintain insurance
                                             coverage with companies acceptable
                                             to lender that have a claims paying
                                             ability of not less than BBB or its
                                             equivalent by S&P.

                                             The borrower has six months of
                                             business interruption coverage. The
                                             Mortgage Loan documents only
                                             require six months of insurance
                                             coverage.

66 Holiday Inn--Hollywood FL The lender has agreed to accept future windstorm insurance coverage with a deductible of 5% or more, subject to the lender's receipt of a Letter of Credit from the borrower.

100 Newmarket Shopping Center The lender accepted the borrower's current flood insurance coverage as adequate. If the borrower's current coverage is canceled, then the borrower will be required to obtain flood insurance coverage that complies with the Mortgage Loan documents.

158 Kingsgate Apartments The borrower has current insurance deductibles of $5,000 on property coverage, $10,000 on windstorm coverage and $2,500 on general liability coverage.

172          Greenville Square Shopping      The borrower is not obligated to
             Center                          maintain insurance (including
                                             terrorism insurance) for the
                                             premises occupied by Kmart, a
                                             tenant at the Mortgaged Property,
                                             because Kmart self insures. Kmart,
                                             however, does not self insure for
                                             terrorism. If Kmart fails to
                                             self-insure, then the borrower is
                                             required to maintain terrorism
                                             insurance coverage.

216          Kmart-Milton                    The Mortgage Loan documents permit
                                             the single tenant at the Mortgaged
                                             Property to self insure. The
                                             tenant, however, does not self
                                             insure for terrorism. The Mortgage
                                             Loan is recourse to the Mortgage
                                             Loan sponsors for any loss to
                                             lender resulting from the lack of
                                             terrorism insurance coverage.

229          The Woods                       The borrower's current policy has a
                                             $5,000 general liability
                                             deductible.

Exceptions to Representation 18:             Material Leasehold Estate

28           Capitol Hill Suites             (iii) The Ground Lease does not
                                             permit foreclosure or acceptance of
                                             deed in lieu thereof without ground
                                             lessor consent. Additionally,
                                             further transfers by the lender are
                                             not permitted without the consent
                                             of the ground lessor.

                                             (v) Ground Lessor notices are
                                             effective even if such notices have
                                             not been delivered to the lender.

                                             (vi) The Ground Lease does not
                                             provide the lender the opportunity
                                             (including, where necessary,
                                             sufficient time to gain possession
                                             of the interest of the lessee under
                                             such Ground Lease) to cure any
                                             default under the Lease.

                                             (vii) The Ground Lease does not
                                             have an original term which extends
                                             twenty (20) years beyond the Stated
                                             Maturity Date or extension options
                                             that when exercised would extend
                                             the term more than twenty (20)
                                             years beyond the Mortgage Loan
                                             Stated Maturity Date.

                                             (viii) The ground lessor is not
                                             required to enter into a new lease
                                             with the lender upon termination of
                                             the Lease for any reason including
                                             bankruptcy.

                                             (x) The ground lessor's consent is
                                             required for subletting except if
                                             the sublessee is an affiliate of
                                             the borrower or the new owner of
                                             Capitol Hill Suites.

                                             (xi) The Ground Lease does not
                                             provide that it may not be amended
                                             without the prior written consent
                                             of lender, and that any such action
                                             is not binding. There is no
                                             explicit reference to Countrywide
                                             as "mortgagee" or its successors or
                                             assigns.

37           El Dorado Medical Center        (x) The Ground Lease prohibits
                                             subletting to an acute care
                                             hospital within Pima County,
                                             Arizona.

56           1735 Baltimore                  (vii) The Ground Lease does not
                                             have an original term (together
                                             with extensions) that extends
                                             twenty (20) years beyond the Stated
                                             Maturity Date. Upon expiration of
                                             the Ground Lease, however, the
                                             borrower is obligated to purchase
                                             the fee interest in the Mortgaged
                                             Property.

Exceptions to Representation 22:             Legal Proceedings

3            Hotel Gansevoort                Affiliates of the borrower were
                                             named in a litigation in 2004
                                             related to development fees at the
                                             mortgaged real property allegedly
                                             owed to the plaintiff. The
                                             borrower's affiliates were
                                             successful in their motion for
                                             summary judgment but the plaintiff
                                             appealed the order, and no decision
                                             has been rendered regarding this
                                             appeal. The Achenbaum Family
                                             Partnership, an indirect principal
                                             of the borrower, provided an
                                             indemnity to the lender for all
                                             legal fees incurred by lender and
                                             up to $1,500,000 in losses.

Exceptions to Representation 23:             Other Mortgage Liens.

81           10000 Business Boulevard        Each of the Mortgage Loans are part
                                             of a loan combination and are
82           4010 Airpark Drive              cross-collateralized with related
                                             B-note loans, which are not assets
                                             of the Trust Fund.

199          Park Place Marketplace          The Mortgage Loan documents permit
                                             the borrower to incur additional
                                             subordinate debt secured by the
                                             Mortgaged Property subject to the
                                             satisfaction of certain conditions
                                             including that the aggregate
                                             loan-to-value ("LTV") ratio does
                                             not exceed 70%, the aggregate debt
                                             service coverage ratio ("DSCR")
                                             does not fall below 1.25x, the
                                             subordinate debt holder is approved
                                             by the lender, and lender receives
                                             a subordination and standstill
                                             agreement.

                                             The Mortgage Loan documents are
                                             silent as to whether the Mortgagor
                                             under the Mortgage Loan is required
                                             to pay all reasonable costs and
                                             expenses related to any required
                                             consent to an encumbrance.

259          Huffman Self Storage            The Mortgage Loan documents permit
                                             the borrower to incur additional
                                             subordinate debt secured by the
                                             Mortgaged Property subject to the
                                             satisfaction of certain conditions
                                             including that the aggregate LTV
                                             ratio does not exceed 75%, the
                                             aggregate DSCR does not fall below
                                             1.30x, the subordinate debt holder
                                             is approved by the lender, and
                                             lender receives an acceptable
                                             subordination and standstill
                                             agreement.

323          2067 Cedar Avenue               The seller of the Mortgaged
                                             Property provided subordinate
                                             financing in the amount of $97,500
                                             to the related borrower, which is
                                             secured by the Mortgaged Property.

Exceptions to Representation 26:             Licenses and Permits.

3            Hotel Gansevoort                A temporary certificate of
                                             occupancy for the current use of
                                             the Mortgaged Property is in place.
                                             The Mortgage Loan documents require
                                             the borrower to maintain an
                                             effective certificate of occupancy
                                             at all times and to use
                                             commercially reasonable efforts to
                                             cause a permanent certificate of
                                             occupancy to be issued with respect
                                             to the Mortgaged Property. In
                                             addition, a permit from the health
                                             department of the City of New York
                                             for the use and operation of the
                                             spa located at the Mortgaged
                                             Property has not yet been obtained.
                                             However, the spa operator is
                                             obligated to pay the borrower a
                                             fixed monthly rent, regardless of
                                             whether permits have been received.

69           Tallahassee Residence Inn       The borrower is not in receipt of a
                                             final certificate of occupancy.

Exceptions to Representation 27:             Cross-Collateralization.

81           10000 Business Boulevard        Each of the Mortgage Loans are part
                                             of a loan combination and are
82           4010 Airpark Drive              cross-collateralized with related
                                             B-Note loans that are outside the
                                             Mortgage Pool.

Exceptions to Representation 28:             Releases of Mortgaged Property.

6            HSA Memphis Industrial          The Mortgage Loan documents permit
             Portfolio                       the partial release of a portion of
                                             the Mortgaged Property known as the
                                             Knight Road parcel (which parcel
                                             was not taken into account in loan
                                             underwriting) provided, among other
                                             things, the release property is
                                             properly subdivided and is conveyed
                                             to an entity other than the
                                             borrower or the mezzanine borrower.

58          Homewood Suites Jacksonville FL  If the hotel located at the
                                             Mortgaged Property remains closed
                                             for a period of 90 consecutive days
                                             for reasons other than casualty or
                                             condemnation, the previous owner of
                                             the Mortgaged Property has an
                                             option to repurchase the Mortgaged
                                             Property including the hotel
                                             improvements for the lesser of fair
                                             market value or loan payoff
                                             (including yield maintenance
                                             costs). The Mortgage Loan sponsors
                                             have provided a recourse guaranty
                                             covering any losses incurred by
                                             lender arising from the exercise of
                                             the repurchase option.

79          Broadway Business Center         The Mortgage Loan documents permit
                                             the partial release of a proposed
                                             portion of the Mortgaged Property
                                             provided, among other things, the
                                             release property is not income
                                             producing and the loan amount does
                                             not exceed 80% of the fair market
                                             value of the remaining portion of
                                             the Mortgaged Property.

100          Newmarket Shopping Center       The Mortgage Loan documents permit
                                             the partial release of that portion
                                             of the Mortgaged Property currently
                                             occupied by a vacated church
                                             provided, among other things, that
                                             the remaining portion of the
                                             Mortgaged Property complies with
                                             all legal requirements, is a
                                             separate tax parcel and benefits
                                             from appurtenant easements for
                                             continued use and operation.

146          Herbalife Center                The Mortgage Loan documents permit
                                             the release of approximately 8.90
                                             acres of unimproved real property
                                             (the "Option Property") provided,
                                             among other things (a) (i) the
                                             tenant has not exercised its
                                             expansion option (pursuant to its
                                             lease) because the related
                                             "expiration term" has expired, the
                                             tenant delivers an acceptable
                                             estoppel acknowledging the
                                             expiration or termination of its
                                             expansion option and the prior
                                             property owner has exercised its
                                             purchase option with respect to the
                                             Option Property, or (ii) the tenant
                                             exercises its expansion option, and
                                             the lease is amended to remove any
                                             obligations with respect to the
                                             expansion option and (b) the Option
                                             Property is not income producing at
                                             the time of the release.

172          Greenville Square Shopping      The Mortgage Loan documents permit
             Center                          the release of a proposed outparcel
                                             of real property (the "Release
                                             Property") provided, among other
                                             things: (i) the Release Property is
                                             conveyed to a person related to the
                                             borrower and (ii) the Release
                                             Property is not income producing at
                                             the time of the release. In
                                             addition, the lender may require as
                                             a condition to the partial release
                                             that the borrower provides
                                             additional parking in equal number
                                             to the parking spaces currently
                                             contained in the Release Property.

Exception to Representation 31:              Fixed Rate Loans

107          Towne Park Apartments           The Mortgage Loan bears interest at
                                             a "stepped" rate as follows: 5.59%
                                             from 10/11/06 through 11/7/08;
                                             5.64% from 11/8/08 through 11/7/10;
                                             5.69% from 11/8/10 through 11/7/12:
                                             5.79% from 11/8/12 through 11/7/14;
                                             5.84% from 11/8/14 through and
                                             including the Maturity Date.

252          9707 Cedar Ave.                 The Mortgage Loans have a fixed
282          Otterside Court Apts.           rate of interest through the 10th
283          Tutor Time Child                year of the related loan term and
286          16844 Passage Ave.              thereafter have floating rates
288          Colorado Terrace                based on an index specified in the
293          Timothy Apts.                   related note. The Mortgage Loan
299          156 Robert Dr. and 193-195      documents provide that the floating
             Mead St.                        interest rate must be at least as
304          Ivy Garden Apts.                high as the original fixed interest
303          Two Town Creek Apts.            rate.
305          Sundance Apts.
308          1497 Granite Hills Dr.
309          Kipling Medical
310          813 S. Ramona Ave
311          20 Williamson Way
312          3012 Harrison St.
315          17920 Sierra Highway
316          9236 Somerset Boulevard
317          909-911 Standard St.
318          Calderwood North
319          Stonegate Apts
320          138 Pearl St.
321          1440 Elm Street
322          Starbucks
323          2067 Cedar Ave.
324          613-615 McHugh Rd.
325          Ten Ten Apts.
331          1105 S. Standard Ave.
329          1034 N. Kemp St.
327          1523 W. Jefferson Boulevard
             2124 W. 157th St.
330          825 S. Westlake Ave.
328          Bayport Apts.
326          Ambercourt Apts.
332          5255 Riverton Ave.
333

Exceptions to Representation 34:             Due-on Sale.

             All Countrywide Mortgage Loans The Countrywide Mortgage Loan documents permit, without consent of the lender, the transfer (i) of more than 49% of the total direct or indirect equity interest in the borrower or any indirect or direct equity interest that results in a change of control of the borrower, or (ii) of all or substantially all of the Mortgaged Property, in each case, to another party (the
                                             "Transferee Borrower"), provided
                                             that prior to such sale or transfer
                                             certain of the following conditions
                                             are met: (a) the payment of a
                                             transfer fee (in most cases) by the
                                             borrower, (b) reasonable approval
                                             by the lender of the identity,
                                             experience, financial condition,
                                             creditworthiness, single purpose
                                             nature and bankruptcy remoteness of
                                             the Transferee Borrower and the
                                             replacement guarantors and
                                             indemnitors, (c) the delivery of
                                             acceptable documentation as may be
                                             reasonably required by the lender
                                             from the borrower, the Transferee
                                             Borrower, guarantor and the
                                             replacement guarantors and
                                             indemnitors (including, without
                                             limitation, assumption documents),
                                             (d) delivery of the opinion letters
                                             relating to such transfer
                                             (including, without limitation,
                                             tax, bankruptcy and REMIC opinions)
                                             in form and substance reasonably
                                             satisfactory to the lender in the
                                             lender's reasonable discretion, (e)
                                             delivery of title endorsement
                                             acceptable to the lender and (f)
                                             payment from the borrower of all
                                             reasonable expenses incurred by the
                                             lender in connection with such
                                             transfer, including, without
                                             limitation, the lender's reasonable
                                             attorneys fees and expenses, all
                                             recording fees, and all fees
                                             payable to the Title Company for
                                             the delivery to lender of title
                                             endorsements. With respect to
                                             certain of the Countrywide Mortgage
                                             Loans, the Mortgage Loan documents
                                             permit, without consent, transfers
                                             (w) that result in no change in the
                                             managerial control of the borrower,
                                             (x) among existing principals, even
                                             if there is a change in control,
                                             (y) that accommodate a 1031
                                             exchange or reverse 1031 or (z)
                                             with respect to Mortgage Loans to
                                             tenant-in-common borrowers,
                                             transfers among and to additional
                                             tenant-in-common borrowers.

                                             In addition the Countrywide
                                             Mortgage Loan documents generally
                                             provide that in determining whether
                                             the transfer of equity interests in
                                             the borrower is a permitted
                                             transfer not requiring the lender's
                                             prior consent, such determination
                                             is made by looking to transfers of
                                             "direct or indirect", "legal or
                                             beneficial equity interests"
                                             (rather than solely a direct equity
                                             transfer in the borrower resulting
                                             in a change of control under this
                                             Representation) and limits such
                                             transfers to an aggregate 49%
                                             interest that does not result in a
                                             change of control of the borrower.
                                             Also, the Countrywide Mortgage Loan
                                             documents permit transfers of
                                             non-material leases or material
                                             leases that are approved by lender.
                                             With respect to any borrower that
                                             is not a single purpose entity,
                                             such borrower and/or its direct or
                                             indirect owners may not be
                                             prohibited from incurring other
                                             debt.

3            Hotel Gansevoort                The co-borrower fee owner of the
                                             Mortgaged Property (and the
                                             landlord under the ground lease) is
                                             permitted to transfer its interest
                                             in the borrower to another entity
                                             without lender consent or rating
                                             agency confirmation, provided
                                             certain conditions are satisfied.

6            HSA Memphis Industrial          The Mortgage Loan documents permit
                                             the transfer of 100% of Portfolio
                                             the membership interest in Willow
                                             Lake Tenn Mezz, LLC (one of the
                                             mezzanine borrowers) by Melissa
                                             Pielet to John E. Schaffer.

10 Miami Airport With respect to permitted transfers, the Mortgage Loan documents provide that any person that owns a direct or indirect equity interest in the borrower within 90 days of the date of closing shall be deemed a current owner.

79           Broadway Business Center        The Mortgage Loan documents permit
                                             transfers without lender's consent
                                             so long as control of the borrower
                                             is retained by one or more of the
                                             California State Teachers'
                                             Retirement System, Aaron Giovara,
                                             William Lindsay, Nicholas Colonna
                                             or Donald Kuemmeler.

87 Walnut Knolls The Mortgage Loan documents have a "deemed consent" provision if the lender fails to respond to a request for a transfer within 30 days.

                                             The Mortgage Loan documents permit,
                                             without lender consent, (i) the
                                             transfer of interests in GEM Realty
                                             Fund III, LP ("Fund III"), GEM
                                             Realty Managers III, LP ("Managers
                                             III") or GEM Realty Capital, Inc.
                                             to an "Approved Transferee" (as
                                             such term is defined in the related
                                             Mortgage Loan documents) and (ii)
                                             transfers of up to 49% of
                                             membership interests of a
                                             "Restricted Party" (as such term is
                                             defined in the related Mortgage
                                             Loan documents), provided that in
                                             any such transfer Fund III remains
                                             direct or indirect managing member
                                             of the borrower, provided, in each
                                             instance, each of the borrower,
                                             Fund III, and Managers III are
                                             controlled by at least two of the
                                             "Existing Shareholders" (as such
                                             term is defined in the related
                                             Mortgage Loan documents). In the
                                             event of any transfer (whether or
                                             not such transfer shall constitute
                                             a "Transfer" (as defined in the
                                             related Mortgage Loan documents)
                                             that results in any Person or its
                                             Affiliates (other than a GEM
                                             Affiliate) owning in excess of 20%
                                             of the ownership interest in a
                                             Restricted Party, the borrower is
                                             required to provide lender with
                                             certain information specified in
                                             the related loan agreement.

                                             The Mortgage Loan documents also
                                             permit, without lender consent: (a)
                                             transfers to Jared Schenk, or an
                                             entity controlled by Jared Schenk
                                             ("Schenk") of a direct membership
                                             interest in GEM IU, I, LLC ("GEM
                                             IU") such that following such
                                             transfer Schenk shall not own more
                                             than 10% of membership interests in
                                             GEM IU and (b) transfers to DND
                                             Ventures, LLC ("DND") of a direct
                                             membership interest in GEM IU such
                                             that following such transfer, DND
                                             shall not own more than 2.05% of
                                             the membership interest in GEM IU.

214         Energy Plaza                     The Mortgage Loan documents permit
                                             transfers by the "GECC Limited
                                             Partner" (as defined in the related
                                             Mortgage Loan documents") pursuant
                                             to the terms and conditions of the
                                             Partnership Agreement executed by
                                             the borrower.

For a list of Mortgage Loans with existing related mezzanine debt, see attached Schedule A.

For a list of Mortgage Loans that permit mezzanine debt in the future, see attached Schedule B.

      The following Mortgage Loans documents permit secured subordinate debt:

199          Park Place MarketPlace          The Mortgage Loan documents permit
                                             the borrower to incur additional
                                             subordinate debt secured by the
                                             Mortgaged Property, subject to the
                                             satisfaction of certain conditions
                                             including that the aggregate LTV
                                             ratio does not exceed 70%, the
                                             aggregate DSCR does not fall below
                                             1.25x, the subordinate debt holder
                                             is approved by the lender and
                                             delivery of an acceptable
                                             subordination and standstill
                                             agreement.

259          Huffman Self Storage            The Mortgage Loan documents permit
                                             the borrower to incur additional
                                             subordinate debt secured by the
                                             Mortgaged Property, subject to the
                                             satisfaction of certain conditions
                                             including that the aggregate LTV
                                             ratio does not exceed 75%, the
                                             aggregate DSCR does not fall below
                                             1.30x, the subordinate debt holder
                                             is approved by the lender and
                                             delivery of an acceptable
                                             subordination and standstill
                                             agreement.

323          2067 Cedar Avenue               The seller of the Mortgaged
                                             Property provided subordinate
                                             financing in the amount of $97,500
                                             to the related borrower, which is
                                             secured by the Mortgaged Property

The following Mortgage Loan documents permit unsecured subordinate debt:

25 Park Fletcher The borrower may incur unsecured subordinate debt from the Mortgage Loan sponsor for capital expenditures.

129 Century Office The borrower may incur unsecured subordinate debt from the Mortgage Loan sponsor for capital expenditures.

229 The Woods The borrower incurred unsecured debt from its general partners for partial payment of a development fee. The note is in the amount of $575,000 and matures March 14, 2022.

Exceptions to Representation 35:             Single Purpose Entity.

137          12 Oaks Plaza                   The borrower is not a single
                                             purpose entity.

154          Walgreens-Alhambra

169          Walgreens Vestavia

Exceptions to Representation 39:   Security Interests.

252          9707 Cedar Ave.                 UCC financing statements have been
282          Otterside Court Apts.           filed and recorded only in the
283          Tutor Time Child                local jurisdiction where the
286          16844 Passage Ave.              related Mortgaged Property is
288          Colorado Terrace                located.
293          Timothy Apts.
299          156 Robert Dr. and 193-195
             Mead St.
304          Ivy Garden Apts.
303          Two Town Creek Apts.
305          Sundance Apts.
308          1497 Granite Hills Dr.
309          Kipling Medical
310          813 S. Ramona Ave
311          20 Williamson Way
312          3012 Harrison St.
315          17920 Sierra Highway
316          9236 Somerset Boulevard
317          909-911 Standard St.
318          Calderwood North
319          Stonegate Apts
320          138 Pearl St.
321          1440 Elm Street
322          Starbucks
323          2067 Cedar Ave.
324          613-615 McHugh Rd.
325          Ten Ten Apts.
331          1105 S. Standard Ave.
329          1034 N. Kemp St.
327          1523 W. Jefferson Boulevard
330          2124 W. 157th St.
328          825 S. Westlake Ave.
326          Bayport Apts.
332          Ambercourt Apts.
333          5255 Riverton Ave.

Exceptions to Representation 42:             Servicing Rights

55           EZ Self Storage-Bethesda EZ     SunTrust Bank will be the
88           Self Storage-South Bowie        cashiering primary servicer.
89           EZ Self Storage-Chevrolet
             Drive/Ellicot City
96           EZ Self Storage-Beltsville,
128          EZ Self Storage-Perring
131          EZ Self Storage-Laurel
132          EZ Self Storage-Pasadena,
135          EZ Self Storage-Catonsville
140          EZ Self Storage-Middlebrook
153          EZ Self Storage-Owings Mills
178          EZ Self Storage-Westminster
189          EZ Self Storage-Windsor Mill

Exceptions to Representation 43:             Recourse.

107          Towne Park Apartments           Each tenant-in-common co-borrower
                                             and related guarantor has several
                                             liability for its guaranteed
                                             obligations.

Exceptions to Representation 45:             Fee Simple Interest.

Various      Certain Countrywide Loans       With respect to any Mortgage Loan
                                             in which the interest encumbered
                                             under the Mortgage is the
                                             overlapping fee and leasehold
                                             interest in the entire Mortgaged
                                             Property (and as such, treated as a
                                             fee interest in the Mortgaged
                                             Property), such Mortgage Loan is
                                             not the subject of representation
                                             18 and such Mortgage Loan is not
                                             being listed here as an exception
                                             to this representation 45.

Exception to Representation 47:              Operating Statements.

3            Hotel Gansevoort                The borrower is required to deliver
                                             annual financial statements within
                                             90 days following the end of each
                                             fiscal year. The Mortgage Loan
                                             documents do not specifically
                                             require the borrower to provide the
                                             lender with at least quarterly
                                             operating statements and rent
                                             rolls; the Mortgage Loan documents
                                             require the borrower, however, to
                                             provide monthly profit and loss
                                             statements received from the
                                             property manager and to deliver
                                             such other information as the
                                             lender may reasonably request
                                             within 10 business days of such
                                             request.

8            Medical Centre of Santa Monica  The borrower is only required to provide annual operating statements
                                             unless there is an event of default
                                             or the debt service coverage ratio
                                             falls below 1.20x.

81           10000 Business Boulevard        The borrower is not required to
                                             provide quarterly operating
82           4010 Airpark Drive              statements and rent rolls or annual
                                             financial statements so long as the
                                             Dana lease is in full force and
                                             effect and no event of default
                                             exists under the Dana lease.

Exception to Representation 53:              Origination of the Mortgage Loans.

55           EZ Self Storage-Bethesda        The Mortgage Loans were originated
88           EZ Self Storage-South Bowie     by SunTrust Bank and purchased by
89           EZ Self Storage-Chevrolet       Countrywide prior to
             Drive/Ellicot City              securitization.
96           EZ Self Storage-Beltsville,
128          EZ Self Storage-Perring
131          EZ Self Storage-Laurel
132          EZ Self Storage-Pasadena,
135          EZ Self Storage-Catonsville
140          EZ Self Storage-Middlebrook
153          EZ Self Storage-Owings Mills
178          EZ Self Storage-Westminster
189          EZ Self Storage-Windsor Mill

252          9707 Cedar Ave.                 The Mortgage Loans were originated
282          Otterside Court Apts.           by Impac Commercial Capital
283          Tutor Time Child                Corporation and purchased by
286          16844 Passage Ave.              Countrywide prior to
288          Colorado Terrace                securitization.
293          Timothy Apts.
299          156 Robert Dr. and
              193-195 Mead St.
304          Ivy Garden Apts.
303          Two Town Creek Apts.
305          Sundance Apts.
308          1497 Granite Hills Dr.
309          Kipling Medical
310          813 S. Ramona Ave
311          20 Williamson Way
312          3012 Harrison St.
315          17920 Sierra Highway
316          9236 Somerset Boulevard
317          909-911 Standard St.
318          Calderwood North
319          Stonegate Apts
320          138 Pearl St.
321          1440 Elm Street
322          Starbucks
323          2067 Cedar Ave.
324          613-615 McHugh Rd.
325          Ten Ten Apts.
331          1105 S. Standard Ave.
329          1034 N. Kemp St.
327          1523 W. Jefferson Boulevard
330          2124 W. 157th St.
328          825 S. Westlake Ave.
326          Bayport Apts.
332          Ambercourt Apts.
333          5255 Riverton Ave.

                               Schedule A

      List of Mortgage Loans with related existing Mezzanine Debt

                                                Original      Intercreditor
Annex A-1   Mortgaged Property Name            Mezzanine       Agreement
   ID #                                        Debt Balance   (Yes or No)
---------   --------------------------------   ------------   -------------
    6       HSA Memphis Industrial Portfolio   $5,000,000         YES
   12       Plaza Squaw Creek                  $1,250,000         YES

                               Schedule B

        List of Mortgage Loans that permit future Mezzanine Debt

                                                                                Intercreditor
 Annex                                           Maximum                          Agreement
A-1 ID#           Mortgaged Property            LTV Ratio      Minimum DSCR      (Yes or No)
-------   -----------------------------------   ---------    ----------------   -------------
  6       HSA Memphis Industrial Portfolio(1)       85%           1.10x              Yes
  8         Medical Centre of Santa Monica          70%       1.30x (actual)         Yes
                                                             0.90x (stressed)
  12               Plaza Squaw Creek                80%      1.0x (stressed)         Yes
  43         Conejo Spectrum-Thousand Oaks          75%           1.20x              Yes
  45       Flextronics-Plano 600-640 Shiloh         70%           1.20x              Yes
  57       Coastal South Carolina Portfolio         85%           1.31x              Yes
  67            Landmark Center Office              75%           1.20x              Yes
  69           Tallahassee Residence Inn            85%           1.15x              Yes
  79           Broadway Business Center             80%       1.15x (actual)         Yes
                                                             .90x (stressed)
  92                 3930 Watkins                   75%           1.20x              Yes
 126       Grossmont Medical Office Building        80%           1.20x              Yes
 138               Wilmette Commons                 80%           1.20x              Yes
 146              Herbalife Center(2)               90%           1.05x              Yes
 177         Calumet City Sports Authority          80%           1.20x              Yes
 152                 Mission Plaza                  80%           1.20x              Yes
 188                Gadsby Building                 85%           1.15x              Yes


----------
(1) Future mezzanine debt is permitted only after the existing mezzanine debt is paid in full.

(2) The tenant must have exercised its expansion option (pursuant to its lease) in order for the borrower to incur future mezzanine debt.

                           Annex B (to Schedule I)

            Mortgaged Properties as to Which the Only Environmental Investigations Conducted in Connection with the Origination of the Related Mortgage Loan Were With Respect to Asbestos-Containing Materials and Lead-Based Paint.

                             (Representation 12)

None.

                             Annex C (to Schedule I)

                   Mortgage Loans Covered By Secured Creditor
                        Environmental Insurance Policies
                           (Representations 12 and 49)

None.

                                   SCHEDULE II

                             Mortgage Loan Schedule

ML-CFC 2007-5: Mortgage Loan Schedule - CRF



                                                                                              Property
 Loan #   Property Name                                                          Originator   Type
------------------------------------------------------------------------------------------------------------------------
    3     Hotel Gansevoort                                                       CRF          Hospitality
    6     HSA Memphis Industrial Portfolio                                       CRF          Industrial
  6.01    4002 Willow Lake Blvd.                                                 CRF          Industrial
  6.02    3900 Willow Lake Blvd.                                                 CRF          Industrial
  6.03    4095 Willow Lake Blvd.                                                 CRF          Industrial
  6.04    3834 Knight Rd.                                                        CRF          Industrial
  6.05    4090 Willow Lake Blvd.                                                 CRF          Industrial
  6.06    5146 Raines Rd.                                                        CRF          Industrial
  6.07    5838 Advantage Cove                                                    CRF          Industrial
  6.08    5250 Raines Rd.                                                        CRF          Industrial
  6.09    3960 Willow Lake Blvd.                                                 CRF          Industrial
   6.1    3635 Knight Rd.                                                        CRF          Industrial
  6.11    5070 Raines Rd.                                                        CRF          Industrial
  6.12    4135 Willow Lake Blvd.                                                 CRF          Industrial
  6.13    3605 Knight Rd.                                                        CRF          Industrial
  6.14    3660 Knight Rd.                                                        CRF          Industrial
  6.15    4600 Cromwell Rd.                                                      CRF          Industrial
    8     Medical Centre of Santa Monica                                         CRF          Office
   10     Miami Airport Industrial Parks                                         CRF          Industrial
   12     Plaza Squaw Peak                                                       CRF          Office
  12.01   Plaza Squaw Peak I                                                     CRF          Office
  12.02   Plaza Squaw Peak II                                                    CRF          Office
  12.03   Plaza Squaw Peak III                                                   CRF          Office
   25     Park Fletcher                                                          CRF          Industrial
   28     Capitol Hill Suites                                                    CRF          Hospitality
   32     AMCOR Pet Packaging                                                    CRF          Industrial
   37     El Dorado Mecial Center                                                CRF          Office
   43     Conejo Spectrum                                                        CRF          Office
   45     Flextronics - Plano                                                    CRF          Industrial
   47     The Cross Creek Apartments                                             CRF          Multifamily
   48     Renaissance Victorville Shopping Center II                             CRF          Retail
   49     Chantilly Residence Oxford                                             CRF          Hospitality
   51     Waterford Square Apartments                                            CRF          Multifamily
   54     3191 Broadbridge Avenue                                                CRF          Office
   55     EZ Self Storage - Bethesda                                             CRF          Self Storage
   56     1735 Baltimore                                                         CRF          Office
   57     Coastal South Carolina Portfolio                                       CRF          Multifamily
  57.01   South Pointe                                                           CRF          Multifamily
  57.02   Rosewood Townhomes                                                     CRF          Multifamily
   58     Homewood Suites by Hilton Jacksonville                                 CRF          Hospitality
   62     Sierra Vista Apartments - Redlands                                     CRF          Multifamily
   66     Holiday Inn - Hollywood, FL                                            CRF          Hospitality
   67     Landmark Center Office                                                 CRF          Office
   69     Tallahassee Residence Inn                                              CRF          Hospitality
   75     Sheraton Denver West                                                   CRF          Hospitality
   78     Westwood and Jordan Creek Apartments                                   CRF          Multifamily
  78.01   Westwood Apartments                                                    CRF          Multifamily
  78.02   Jordan Creek Apartments                                                CRF          Multifamily
   79     Broadway Business Center                                               CRF          Industrial
          4010 Airpark Drive & 10000 Business Blvd.                              CRF          Industrial
   81     10000 Business Blvd.                                                   CRF          Industrial
   82     4010 Airpark Drive                                                     CRF          Industrial
   85     Shade at Desert Ridge                                                  CRF          Retail
   87     Walnut Knolls                                                          CRF          Multifamily
   88     EZ Self Storage - South Bowie                                          CRF          Self Storage
   89     EZ Storage - Chevrolet Drive                                           CRF          Self Storage
   90     Homewood Suites Birmingham AL                                          CRF          Hospitality
   92     3930 Watkins                                                           CRF          Industrial
   96     EZ Self Storage - Beltsville                                           CRF          Self Storage
   99     52-15 Grand Avenue                                                     CRF          Industrial
   100    Newmarket Shopping Center                                              CRF          Retail
   107    Towne Park Apartments                                                  CRF          Multifamily
   111    377 Carlls Path                                                        CRF          Industrial
   112    Commerce Plaza                                                         CRF          Office
   119    Sedona Retail                                                          CRF          Retail
   121    Jefferson Plaza & South Winton Court                                   CRF          Various
 121.01   Jefferson Plaza                                                        CRF          Retail
 121.02   Winton Court                                                           CRF          Office
   122    Tresierras Stagecoach Plaza                                            CRF          Retail
   126    Grossmont Medical Office Building                                      CRF          Office
   128    EZ Self Storage - Perring                                              CRF          Self Storage
   129    Century Office                                                         CRF          Office
   131    EZ Self Storage - Laurel                                               CRF          Self Storage
   132    EZ Self Storage - Pasadena                                             CRF          Self Storage
   133    TownePlace Suites - Tampa                                              CRF          Hospitality
   134    Stor-Mor Torrance                                                      CRF          Self Storage
   135    EZ Self Storage - Catonsville                                          CRF          Self Storage
   137    12 Oaks Plaza                                                          CRF          Retail
   138    Wilmette Commons                                                       CRF          Retail
   139    Marriott Courtyard Winston-Salem NC                                    CRF          Hospitality
   140    EZ Self Storage - Middlebrook                                          CRF          Self Storage
   141    Aaron Rents - Kennesaw                                                 CRF          Office
   146    Herbalife Center                                                       CRF          Industrial
   149    Forest Oaks Apartments                                                 CRF          Multifamily
   151    Residence Inn by Marriott - Greenville/Spartanburg Airport             CRF          Hospitality
   152    Mission Plaza                                                          CRF          Retail
   153    EZ Self Storage - Owings Mill                                          CRF          Self Storage
   154    Walgreens - Alhambra                                                   CRF          Retail
   156    Park Place MHP                                                         CRF          Manufactured Housing
   158    Kingsgate Apartments                                                   CRF          Multifamily
   160    Grand Park Plaza                                                       CRF          Mixed Use
   162    Hidden Valley Office Plaza                                             CRF          Office
   163    Coddingtown Estates MHC                                                CRF          Manufactured Housing
   165    Comfort Suites Cary                                                    CRF          Hospitality
   167    Hampton Inn - Knoxville                                                CRF          Hospitality
   169    Walgreens-Vestavia, AL                                                 CRF          Retail
   171    Stickney Point Retail                                                  CRF          Retail
   172    Greenville Square Shopping Center                                      CRF          Retail
   173    214 & 223 E.  9th Street                                               CRF          Retail
          Airport Mini Storage & All Your Treasures Storage                      CRF          Self Storage
   174    All Your Treasures Storage                                             CRF          Self Storage
   175    Airport Mini Storage                                                   CRF          Self Storage
   177    Calumet City Sports Authority                                          CRF          Retail
   178    EZ Self Storage - Westminster                                          CRF          Self Storage
   180    Holiday Inn Express - McAllen                                          CRF          Hospitality
   181    9140 E. Westview                                                       CRF          Retail
   183    Enterprise Self Storage                                                CRF          Self Storage
   184    Grass Valley Mobile Home Park                                          CRF          Manufactured Housing
   185    Spare Space Self Storage                                               CRF          Self Storage
   188    Gadsby Building                                                        CRF          Mixed Use
   189    EZ Self Storage - Windsor Mill                                         CRF          Self Storage
   193    Walgreens - Houma, LA                                                  CRF          Retail
   196    861 S. Atlantic Retail                                                 CRF          Office
   199    Park Place MarketPlace                                                 CRF          Retail
   204    Park Apartments                                                        CRF          Multifamily
   210    Rosedale Village                                                       CRF          Retail
   211    Stor-Mor Anaheim                                                       CRF          Self Storage
   212    Stor-Mor Cypress                                                       CRF          Self Storage
   214    Energy Plaza                                                           CRF          Office
   216    Kmart-Milton                                                           CRF          Retail
   219    Stoney Creek Self Storage                                              CRF          Self Storage
   221    Dillon Park                                                            CRF          Multifamily
   222    Ticon-Bentley Ridge Apartments                                         CRF          Multifamily
   227    Washington Plaza - Houston                                             CRF          Retail
   229    The Woods                                                              CRF          Multifamily
   235    Maple Ayer Medical Office                                              CRF          Office
   236    CVS Ft. Walton Beach                                                   CRF          Retail
   237    Buena Vida                                                             CRF          Multifamily
   239    Northview Manor                                                        CRF          Multifamily
   241    CVS Pensacola                                                          CRF          Retail
   242    Visco                                                                  CRF          Office
   245    Ticon-Avalon at Bridgefield                                            CRF          Multifamily
   246    Eastdale Storage                                                       CRF          Self Storage
   249    Opportunity Plaza                                                      CRF          Retail
   250    Farmand Retail Center                                                  CRF          Retail
   251    Ticon-Highgate Townhomes                                               CRF          Multifamily
   252    9707 Cedar Avenue                                                      CRF          Multifamily
   253    Fedora Apartments                                                      CRF          Multifamily
   255    2nd Street Apartements                                                 CRF          Multifamily
   259    Huffman Self Storage                                                   CRF          Self Storage
   260    Venture Crossing                                                       CRF          Retail
   266    Stor Mor Mini Storage                                                  CRF          Self Storage
   269    620 Parmer Crossing                                                    CRF          Retail
   270    Main/Mason                                                             CRF          Retail
   272    Weiner Corp. Building                                                  CRF          Office
   273    1875 Pacific Apts                                                      CRF          Multifamily
   274    1848 Second Avenue                                                     CRF          Mixed Use
   275    Concord Corners                                                        CRF          Retail
   276    CVS Pace                                                               CRF          Retail
   278    Office Depot Marble Falls                                              CRF          Retail
   279    Pawnee Place Retail                                                    CRF          Retail
   282    Otterside Court Apartments                                             CRF          Multifamily
   283    Tutor Time Child Care/ Learning Center                                 CRF          Retail
   286    16844 Passage Avenue                                                   CRF          Multifamily
   288    Colorado Terrace                                                       CRF          Office
   289    Executive Heights                                                      CRF          Multifamily
   291    Woodmen Plaza Shops                                                    CRF          Retail
   292    Grimes Square                                                          CRF          Retail
   293    Timothy Apartments                                                     CRF          Multifamily
   295    Gateway Center - College Station                                       CRF          Retail
   298    Carmelita Court                                                        CRF          Manufactured Housing
   299    156 Robert Drive and 193-195 Mead Street                               CRF          Multifamily
   300    Short Stop Plaza                                                       CRF          Retail
   302    Shoppes at Bonneville                                                  CRF          Retail
   303    Two Town Creek Apartments                                              CRF          Multifamily
   304    Ivy Garden Apartments                                                  CRF          Multifamily
   305    Sundance Apartments                                                    CRF          Multifamily
   306    Clintonview Townhomes                                                  CRF          Multifamily
   308    1497 Granite Hills Drive                                               CRF          Multifamily
   309    Kipling Medical                                                        CRF          Office
   310    813 S. Ramona Ave                                                      CRF          Multifamily
   311    20 Williamson Way                                                      CRF          Multifamily
   312    3012 Harrison Street                                                   CRF          Multifamily
   313    Paradise Junction Shopping Center                                      CRF          Retail
   314    Dollar General Chicago Heights                                         CRF          Retail
   315    17920 Sierra Hwy                                                       CRF          Multifamily
   316    9236 Somerset Blvd.                                                    CRF          Multifamily
   317    909-911 Standard Street                                                CRF          Multifamily
   318    Calderwood North                                                       CRF          Retail
   319    Stonegate Apartments                                                   CRF          Multifamily
   320    138 Pearl Street                                                       CRF          Multifamily
   321    1440 Elm Street                                                        CRF          Multifamily
   322    Starbucks                                                              CRF          Retail
   323    2067 Cedar Avenue                                                      CRF          Multifamily
   324    613-615 McHugh Road                                                    CRF          Multifamily
   325    Ten Ten Apartments                                                     CRF          Multifamily
   326    Bayport Apartments                                                     CRF          Multifamily
   327    1523 West Jefferson Boulevard                                          CRF          Multifamily
   328    825 South Westlake Avenue                                              CRF          Multifamily
   329    1034 North Kemp Street                                                 CRF          Multifamily
   330    2124 West 157th Street                                                 CRF          Multifamily
   331    1105 S. Standard Avenue                                                CRF          Multifamily
   332    Ambercourt Apartments                                                  CRF          Multifamily
   333    5255 Riverton Avenue                                                   CRF          Multifamily





 Loan #   Street Address
----------------------------------------------------------------------------------------------------------------------------------
    3     18 Ninth Avenue at 13th Street
    6     Various
  6.01    4002 Willow Lake Boulevard
  6.02    3900 Willow Lake Boulevard
  6.03    4095 Willow Lake Boulevard
  6.04    3834 Knight Road
  6.05    4090 Willow Lake Boulevard
  6.06    5146 Raines Road
  6.07    5838 Advantage Cove
  6.08    5250 Raines Road
  6.09    3960 Willow Lake Boulevard
   6.1    3635 Knight Road
  6.11    5070 Raines Road
  6.12    4135 Willow Lake Boulevard
  6.13    3605 Knight Road
  6.14    3660 Knight Road
  6.15    4600 Cromwell Road
    8     2001 & 2021 Santa Monica Boulevard
   10     2600-3070 NW 72nd Avenue; 7200-7256 NW 31st Street; 4400 NW 72nd Avenue; 4500 NW 73rd Avenue; 7301 NW 46th Street
   12     7500 North Dreamy Draw, 7600 North 16th Street, 7600 North 15th Street
  12.01   7500 North Dreamy Draw Drive
  12.02   7600 North 16th Street
  12.03   7600 North 15th Street
   25     Various
   28     200 and 220 C Street Southeast
   32     1380 Kents Lane
   37     1400 North Wilmot Road
   43     1525 & 1535 Rancho Conejo Boulevard
   45     600, 620 & 640 Shiloh Road
   47     2701 Grapevine Mills Boulevard
   48     16200 Bear Valley Road
   49     14440 Chantilly Crossing Lane
   51     201 Queensbury Drive
   54     3191 Broadbridge Avenue
   55     5329 Westbard Ave
   56     1735 Baltimore and 1716 & 1722 Main
   57     Various
  57.01   6220 North Murray Avenue
  57.02   4501 Harbour Lake Drive
   58     10434 Midtown Parkway
   62     10558 Mountain View Avenue
   66     2905 Sheridan Street
   67     1801 North Lamar Street
   69     600 West Gaines Street
   75     360 Union Boulevard
   78     Various
  78.01   238 52nd Street
  78.02   2120 Grand Avenue
   79     3925 & 3945 East Broadway Road
          Various
   81     10000 Business Boulevard
   82     4010 Airpark Drive
   85     21050 North Tatum Boulevard
   87     2036 North Walnut Street
   88     1010 NE Crain Highway
   89     3485 & 3487 South Chevrolet Drive
   90     215 Inverness Center Drive
   92     3930 East Watkins Street
   96     10401 Rhode Island Avenue
   99     52-15 Grand Avenue
   100    627-682 79th Street and 2-124 Newmarket Square
   107    1850 Towne Park Drive
   111    377 Carlls Path
   112    755 Commerce Drive
   119    6601 Highway 179
   121    Various
 121.01   376 Jefferson Road
 121.02   3136 Winton Road South
   122    23744-23792 San Fernando Road
   126    8851 Center Drive
   128    7304 McClean Boulevard
   129    36 South Pennsylvania Street
   131    8401 Contee Road
   132    8195 Old Jumpers Hole Road
   133    6800 Woodstork Road
   134    4300 Emerald Street
   135    5525 Baltimore National Pike
   137    7290 East 55th Avenue
   138    60-126 Skokie Boulevard
   139    1600 Westbrook Plaza Drive
   140    12211 Middlebrook Road
   141    1015 Cobb Place Boulevard
   146    5025 Crumpler Road
   149    4100 West Woods Edge Lane
   151    120 Milestone Way
   152    35781-35935 Date Palm Drive
   153    11333 Owings Mills Boulevard
   154    2531-2551 West Main Street
   156    80 East Dawes Street
   158    5750 North Major Drive
   160    310 East Grand Avenue
   162    12176, 12222, 12226 S. 1000 East
   163    801 Piner Road
   165    350 Ashville Avenue
   167    117 Cedar Lane
   169    737 Montgomery Highway
   171    1870-1894 Stickney Point Road
   172    703 Greenwood Boulevard SE
   173    214 & 223 East 9th Street
          Various
   174    2520 Jacksonville Highway
   175    3030 Bullock Road
   177    1530 South Torrence Avenue
   178    1200 Baltimore Boulevard
   180    205 West Nolana Loop
   181    9140 East Westview
   183    10711 Vinedale Street
   184    15329 Little Valley Road
   185    9420 Spectrum Drive
   188    1306 NW Hoyt Street
   189    7233 Windsor Mill Road
   193    1435 West Tunnel Boulevard
   196    861 South Atlantic Boulevard
   199    12999 Park Boulevard
   204    1300 S. Pleasant Valley
   210    4800 Burnet Road
   211    1050 N Armando Street
   212    6322 Lincoln Avenue
   214    202 Rue Iberville
   216    6050 Hwy 90
   219    7404 Boulder Avenue
   221    1015 North Chowning Avenue
   222    5523 NC Highway 55
   227    5555 Washington Avenue
   229    39 Cotterrew Drive
   235    1825 & 1829 Maple Road
   236    1081 Beal Parkway
   237    1505 La Fonda Drive
   239    1805 30th Street Northwest
   241    1 East Nine Mile Road
   242    335 East Avenue K-10
   245    325 Bridgefield Place
   246    5550 Wares Ferry Road
   249    12601-12623 East Sprague Avenue
   250    1864-1870 North Vermont Avenue
   251    5523 NC Highway 55
   252    9707 Cedar Avenue
   253    823 South Fedora Street
   255    3441 West 2nd Street
   259    11620 FM 1960 East
   260    8250 FM 78
   266    470 North Midway Drive
   269    9225 West Parmer Lane
   270    1980 Main Street
   272    3501 Del Prado Boulevard South
   273    1875 Pacific Avenue
   274    1848 Second Avenue
   275    821 Concord Road
   276    3888 Highway 90
   278    1311 Morman Mill Road
   279    2570 South Broadway Street
   282    21-43 Otterside Court
   283    6020 Hamner Avenue
   286    16844 Passage Avenue
   288    1011 SW Emkay Drive
   289    8405 & 8355 Alice Avenue
   291    3560 East Woodmen Road
   292    1255 Grimes Bridge Road
   293    12010-12040 East Marietta Avenue
   295    1730 University Drive East
   298    2071 West 4th Street
   299    156 Robert Drive & 193-195 Mead Street
   300    75 Rancho Road
   302    12923 East Colonial Drive
   303    1277-1317 Lost Nation Road
   304    208 Turner Street
   305    904 Atlantic Avenue
   306    55-57 Clintonview Blvd
   308    1497 Granite Hills Drive
   309    2290 Kipling Street & 9845 West 22nd Place
   310    813 South Ramona Avenue
   311    20 Williamson Way
   312    3012 Harrison Street
   313    6409-6415 Frederick Road
   314    114 Halsted Street
   315    17920 Sierra Highway
   316    9236 Somerset Boulevard
   317    909-911 Standard Street
   318    8915 West Overland Road
   319    1609 & 1701 Walnut Street
   320    138 Pearl Street
   321    1440 Elm Street
   322    709 Southgate
   323    2067 Cedar Avenue
   324    613-615 McHugh Road
   325    1010 Pico Boulevard
   326    233 Bayshore Drive
   327    1523 West Jefferson Boulevard
   328    825 South Westlake Avenue
   329    1034 North Kemp Street
   330    2124 West 157th Street
   331    1105 South Standard Avenue
   332    981 West F Street
   333    5255 Riverton Avenue





                                                                                  Cut-Off Date      Original
 Loan #   City                 County                    State    Zip Code         Balance ($)      Balance ($)
----------------------------------------------------------------------------------------------------------------
    3     New York             New York                  NY       10014              125,000,000    125,000,000
    6     Memphis              Shelby                    TN       Various             67,000,000     67,000,000
  6.01    Memphis              Shelby                    TN       38118                8,644,000      8,644,000
  6.02    Memphis              Shelby                    TN       38118                7,400,000      7,400,000
  6.03    Memphis              Shelby                    TN       38118                7,000,000      7,000,000
  6.04    Memphis              Shelby                    TN       38118                6,200,000      6,200,000
  6.05    Memphis              Shelby                    TN       38118                6,050,000      6,050,000
  6.06    Memphis              Shelby                    TN       38118                5,200,000      5,200,000
  6.07    Memphis              Shelby                    TN       38141                4,624,000      4,624,000
  6.08    Memphis              Shelby                    TN       38118                4,200,000      4,200,000
  6.09    Memphis              Shelby                    TN       38118                4,088,000      4,088,000
   6.1    Memphis              Shelby                    TN       38118                2,900,000      2,900,000
  6.11    Memphis              Shelby                    TN       38118                2,400,000      2,400,000
  6.12    Memphis              Shelby                    TN       38118                2,308,000      2,308,000
  6.13    Memphis              Shelby                    TN       38118                2,250,000      2,250,000
  6.14    Memphis              Shelby                    TN       38118                2,200,000      2,200,000
  6.15    Memphis              Shelby                    TN       38118                1,536,000      1,536,000
    8     Santa Monica         Los Angeles               CA       90404               62,000,000     62,000,000
   10     Miami                Miami-Dade                FL       33122; 33166        53,500,000     53,500,000
   12     Phoenix              Maricopa                  AZ       85020               50,000,000     50,000,000
  12.01   Phoenix              Maricopa                  AZ       85020               18,400,000     18,400,000
  12.02   Phoenix              Maricopa                  AZ       85020               18,400,000     18,400,000
  12.03   Phoenix              Maricopa                  AZ       85020               13,200,000     13,200,000
   25     Indianapolis         Marion                    IN       46241               33,600,000     33,600,000
   28     Washington           District of Columbia      DC       10022               32,500,000     32,500,000
   32     Wytheville           Wythe                     VA       24382               30,615,000     30,615,000
   37     Tucson               Pima                      AZ       85712               27,040,066     27,105,000
   43     Thousand Oaks        Ventura                   CA       91320               23,437,500     23,437,500
   45     Plano                Collin                    TX       75023               22,700,000     22,700,000
   47     Grapevine            Tarrant                   TX       76051               22,125,000     22,125,000
   48     Victorville          San Bernardino            CA       92392               21,175,000     21,175,000
   49     Chantilly            Fairfax                   VA       20151               20,300,000     20,300,000
   51     Huntsville           Madison                   AL       35802               19,973,150     20,000,000
   54     Stratford            Fairfield                 CT       06614               18,000,000     18,000,000
   55     Bethesda             Montgomery                MD       20814               17,570,000     17,570,000
   56     Kansas City          Jackson                   MO       64108               17,456,080     17,500,000
   57     Various              Berkeley                  SC       Various             17,320,000     17,320,000
  57.01   Hanahan              Berkeley                  SC       29406               11,720,000     11,720,000
  57.02   Goose Creek          Berkeley                  SC       29445                5,600,000      5,600,000
   58     Jacksonville         Duval                     FL       32246               17,225,000     17,225,000
   62     Redlands             San Bernardino            CA       92373               15,500,000     15,500,000
   66     Hollywood            Broward                   FL       33020               14,964,230     15,000,000
   67     Dallas               Dallas                    TX       75202               14,925,000     14,925,000
   69     Tallahassee          Leon                      FL       32304               14,500,000     14,500,000
   75     Lakewood             Jefferson                 CO       80228               13,500,000     13,500,000
   78     West Des Moines      Polk                      IA       50265               13,270,537     13,300,000
  78.01   West Des Moines      Polk                      IA       50265                8,570,971      8,590,000
  78.02   West Des Moines      Polk                      IA       50265                4,699,566      4,710,000
   79     Phoenix              Maricopa                  AZ       85040               12,920,000     12,920,000
          Various              Various                   KY       Various             12,573,750     12,573,750
   81     Dry Ridge            Grant                     KY       41035                6,637,500      6,637,500
   82     Owensboro            Daviess                   KY       42301                5,936,250      5,936,250
   85     Phoenix              Maricopa                  AZ       85054               12,100,000     12,100,000
   87     Bloomington          Monroe                    IN       47404               12,000,000     12,000,000
   88     Bowie                Prince George's           MD       20715               11,950,000     11,950,000
   89     Ellicott City        Howard                    MD       21042               11,885,000     11,885,000
   90     Birmingham           Shelby                    AL       35242               11,850,000     11,850,000
   92     Phoenix              Maricopa                  AZ       85034               11,700,000     11,700,000
   96     Beltsville           Prince Georges            MD       20705               11,190,000     11,190,000
   99     Maspeth              Queens                    NY       11378               10,972,304     11,000,000
   100    Newport News         Newport News City         VA       23605               10,900,000     10,900,000
   107    Troy                 Miami                     OH       45373               10,500,000     10,500,000
   111    Deer Park            Suffolk County            NY       11729               10,000,000     10,000,000
   112    Decatur              Dekalb                    GA       30030               10,000,000     10,000,000
   119    Sedona               Yavapai                   AZ       86351                9,250,000      9,250,000
   121    Rochester            Monroe                    NY       Various              9,080,006      9,100,000
 121.01   Rochester            Monroe                    NY       14623                4,949,102      4,960,000
 121.02   Rochester            Monroe                    NY       14623                4,130,904      4,140,000
   122    Newhall              Los Angeles               CA       91321                9,000,000      9,000,000
   126    La Mesa              San Diego                 CA       91942                8,850,000      8,850,000
   128    Baltimore            Baltimore                 MD       21234                8,510,000      8,510,000
   129    Indianapolis         Marion                    IN       46204                8,500,000      8,500,000
   131    Laurel               Prince Georges            MD       20708                8,385,000      8,385,000
   132    Pasadena             Anne Arundel              MD       21122                8,325,000      8,325,000
   133    Tampa                Hillsborough              FL       33637                8,300,000      8,300,000
   134    Torrance             Los Angeles               CA       90503                8,295,289      8,320,000
   135    Catonsville          Baltimore                 MD       21228                8,250,000      8,250,000
   137    Bradenton            Manatee                   FL       34203                8,100,000      8,100,000
   138    Wilmette             Cook                      IL       60091                8,100,000      8,100,000
   139    Winston Salem        Forsyth                   NC       27103                8,000,000      8,000,000
   140    Germantown           Montgomery                MD       20874                7,740,000      7,740,000
   141    Kennesaw             Cobb                      GA       30144                7,575,000      7,575,000
   146    Memphis              Shelby                    TN       38141                7,150,000      7,150,000
   149    Muncie               Delaware                  IN       47304                6,732,000      6,732,000
   151    Greenville           Greenville                SC       29615                6,531,000      6,531,000
   152    Cathedral City       Riverside                 CA       92234                6,500,000      6,500,000
   153    Owings Mills         Baltimore                 MD       21117                6,490,000      6,490,000
   154    Alhambra             Los Angeles               CA       91801                6,315,000      6,315,000
   156    Perris               Riverside                 CA       92571                6,081,286      6,100,000
   158    Beaumont             Jefferson                 TX       77713                6,000,000      6,000,000
   160    El Segundo           Los Angeles               CA       90245                5,987,711      6,000,000
   162    Draper               Salt Lake                 UT       84020                5,900,000      5,900,000
   163    Santa Rosa           Sonoma                    CA       95403                5,800,000      5,800,000
   165    Cary                 Wake                      NC       27511                5,750,000      5,750,000
   167    Knoxville            Knox                      TN       37912                5,469,448      5,500,000
   169    Vestavia             Jefferson                 AL       35216                5,436,000      5,436,000
   171    Sarasota             Sarasota                  FL       34231                5,300,000      5,300,000
   172    Greenwood            Pitt                      NC       27858                5,292,951      5,300,000
   173    Los Angeles          Los Angeles               CA       90015                5,200,000      5,200,000
          Medford              Jackson                   OR       Various              5,183,680      5,200,000
   174    Medford              Jackson                   OR       97501                2,990,584      3,000,000
   175    Medford              Jackson                   OR       97504                2,193,095      2,200,000
   177    Calumet City         Cook                      IL       60409                5,100,000      5,100,000
   178    Westminster          Carroll                   MD       21157                5,060,000      5,060,000
   180    Pharr                Hidalgo                   TX       78577                5,034,507      5,050,000
   181    Lone Tree            Douglas                   CO       80124                5,000,000      5,000,000
   183    Sun Valley           Los Angeles               CA       91352                5,000,000      5,000,000
   184    Grass Valley         Nevada                    CA       95949                4,900,000      4,900,000
   185    Austin               Williamson                TX       78717                4,880,000      4,880,000
   188    Portland             Multnomah                 OR       97209                4,689,622      4,700,000
   189    Woodlawn             Baltimore                 MD       21201                4,645,000      4,645,000
   193    Houma                Terrebonne                LA       70360                4,553,872      4,560,000
   196    Monterey Park        Los Angeles               CA       91754                4,415,214      4,425,000
   199    Seminole             Pinellas                  FL       33756                4,300,000      4,300,000
   204    Austin               Travis                    TX       78741                4,000,000      4,000,000
   210    Austin               Travis                    TX       78756                3,850,000      3,850,000
   211    Anaheim              Orange                    CA       92806                3,828,595      3,840,000
   212    Cypress              Orange                    CA       90630                3,828,595      3,840,000
   214    Lafayette            Lafayette Parish          LA       70508                3,800,000      3,800,000
   216    Milton               Santa Rosa                FL       32570                3,695,113      3,700,000
   219    Highland             San Bernardino            CA       92346                3,688,365      3,700,000
   221    Edmond               Oklahoma                  OK       73034                3,600,000      3,600,000
   222    Durham               Durham                    NC       27713                3,595,076      3,600,000
   227    Houston              Harris                    TX       77007                3,430,000      3,430,000
   229    Blacklick            Franklin                  OH       43004                3,339,265      3,350,000
   235    Amherst              Erie County               NY       14221                2,993,724      3,000,000
   236    Fort Walton Beach    Okaloosa                  FL       32547                2,990,673      3,000,000
   237    Las Cruces           Dona Ana                  NM       88001                2,990,513      3,000,000
   239    Bemidji              Beltrami                  MN       56601                2,900,800      2,900,800
   241    Pensacola            Escambia                  FL       32534                2,791,295      2,800,000
   242    Lancaster            Los Angeles               CA       93534                2,780,713      2,800,000
   245    Durham               Durham                    NC       27705                2,693,960      2,700,000
   246    Montgomery           Montgomery                AL       36117                2,641,993      2,650,000
   249    Spokane Valley       Spokane                   WA       99216                2,496,644      2,500,000
   250    Los Angeles          Los Angeles               CA       90027                2,492,432      2,500,000
   251    Durham               Durham                    NC       27713                2,492,094      2,500,000
   252    Bellflower           Los Angeles               CA       90706                2,454,619      2,470,000
   253    Los Angeles          Los Angeles               CA       90005                2,450,000      2,450,000
   255    Los Angeles          Los Angeles               CA       90004                2,394,735      2,400,000
   259    Huffman              Harris                    TX       77336                2,242,952      2,250,000
   260    San Antonio          Bexar                     TX       78205                2,200,000      2,200,000
   266    Escondido            San Diego                 CA       92027                2,093,422      2,100,000
   269    Austin               Travis                    TX       78717                2,000,000      2,000,000
   270    Green Bay            Brown                     WI       54302                2,000,000      2,000,000
   272    Cape Coral           Lee                       FL       33904                1,993,922      2,000,000
   273    San Francisco        San Francisco             CA       94019                1,993,639      2,000,000
   274    New York             New York                  NY       10128                1,991,230      2,000,000
   275    Smyrna               Cobb                      GA       30080                1,945,764      1,950,000
   276    Pace                 Santa Rosa                FL       32571                1,943,938      1,950,000
   278    Marble Falls         Burnet                    TX       78654                1,890,000      1,890,000
   279    Wichita              Sedgwick                  KS       67216                1,825,000      1,825,000
   282    Middlebury           Addison                   VT       5753                 1,785,158      1,798,000
   283    Mira Loma            Riverside                 CA       91752                1,740,488      1,750,000
   286    Paramount            Los Angeles               CA       90723                1,674,207      1,685,000
   288    Bend                 Deschutes                 OR       97702                1,640,241      1,650,000
   289    Clive                Polk                      IA       50325                1,557,970      1,560,000
   291    Colorado Springs     El Paso                   CO       80920                1,500,000      1,500,000
   292    Roswell              Fulton                    GA       30075                1,496,742      1,500,000
   293    Spokane              Spokane                   WA       99206                1,494,251      1,505,000
   295    College Station      Brazos                    TX       77840                1,400,000      1,400,000
   298    Reno                 Washoe                    NV       89501                1,350,000      1,350,000
   299    North Tonawanda      Niagara                   NY       14120                1,251,248      1,260,000
   300    Thousand Oaks        Ventura                   CA       91362                1,247,410      1,250,000
   302    Orlando              Orange                    FL       32826                1,100,000      1,100,000
   303    Willoughby           Lake                      OH       44094                1,024,644      1,030,000
   304    Blacksburg           Montgomery                VA       24060                1,023,365      1,030,000
   305    Long Beach           Los Angeles               CA       90813                1,012,817      1,015,000
   306    New Hartford         Oneida                    NY       13413                1,010,000      1,010,000
   308    El Cajon             San Diego                 CA       92019                  944,751        950,000
   309    Lakewood             Jefferson                 CO       80215                  894,677        900,000
   310    Corona               Riverside                 CA       92879                  856,664        863,000
   311    Bakersfield          Kern                      CA       93306                  843,052        848,000
   312    Oakland              Alameda                   CA       94611                  800,000        800,000
   313    Catonsville          Baltimore                 MD       21228                  798,262        800,000
   314    Chicago Heights      Cook                      IL       60411                  783,363        785,000
   315    Santa Clarita        Los Angeles               CA       91351                  745,695        750,000
   316    Bellflower           Los Angeles               CA       90706                  725,298        730,000
   317    Santa Ana            Orange                    CA       92701                  720,330        725,000
   318    Boise                Ada                       ID       83709                  671,625        675,000
   319    Commerce             Hunt                      TX       75428                  652,768        657,000
   320    Manchester           Hillsborough              NH       3101                   636,425        640,000
   321    Long Beach           Los Angeles               CA       90813                  610,926        615,000
   322    Pendleton            Umitilla                  OR       97801                  586,804        590,000
   323    Long Beach           Los Angeles               CA       90806                  581,838        585,000
   324    Holmen               La Crosse                 WI       54636                  536,983        540,000
   325    Santa Monica         Los Angeles               CA       90405                  527,055        530,000
   326    La Porte             Harris                    TX       77571                  497,528        500,000
   327    Los Angeles          Los Angeles               CA       90018                  496,851        500,000
   328    Los Angeles          Los Angeles               CA       90057                  496,851        500,000
   329    Ahaheim              Orange                    CA       92801                  496,815        500,000
   330    Gardena              Los Angeles               CA       90249                  496,329        500,000
   331    Santa Ana            Orange                    CA       92701                  488,172        510,000
   332    Colton               San Bernardino            CA       92324                  481,439        485,000
   333    Los Angeles          Los Angeles               CA       91601                  431,373        434,000





            Monthly P&I Debt    Annual P&I Debt     Interest        Primary          Master          Trustee and
 Loan #       Service ($)         Service ($)        Rate %      Servicing Fee   Servicing Fee    Paying Agent Fee
---------------------------------------------------------------------------------------------------------------------
    3               806,353.09       9,676,237.08        6.4700           0.010            0.010             0.00051
    6               310,521.18       3,726,254.16        5.4704           0.010            0.010             0.00051
  6.01
  6.02
  6.03
  6.04
  6.05
  6.06
  6.07
  6.08
  6.09
   6.1
  6.11
  6.12
  6.13
  6.14
  6.15
    8               293,262.58       3,519,150.96        5.5830           0.010            0.010             0.00051
   10               247,935.35       2,975,224.20        5.4700           0.010            0.010             0.00051
   12               248,659.72       2,983,916.64        5.8700           0.010            0.010             0.00051
  12.01
  12.02
  12.03
   25               193,102.46       2,317,229.52        5.6100           0.010            0.010             0.00051
   28               159,976.74       1,919,720.88        5.8100           0.010            0.010             0.00051
   32               178,719.18       2,144,630.16        5.7530           0.010            0.010             0.00051
   37               170,336.28       2,044,035.36        6.2100           0.010            0.010             0.00051
   43               143,699.54       1,724,394.48        6.2100           0.010            0.010             0.00051
   45               107,121.93       1,285,463.16        5.5700           0.010            0.010             0.00051
   47               109,375.86       1,312,510.32        5.8350           0.010            0.010             0.00051
   48               105,002.41       1,260,028.92        5.8530           0.010            0.010             0.00051
   49               121,878.47       1,462,541.64        6.0130           0.010            0.010             0.00051
   51               118,627.30       1,423,527.60        5.9000           0.010            0.010             0.00051
   54               106,189.37       1,274,272.44        5.8500           0.010            0.010             0.00051
   55                85,741.60       1,028,899.20        5.7600           0.010            0.010             0.00051
   56               124,770.44       1,497,245.28        5.9400           0.010            0.010             0.00051
   57                83,787.91       1,005,454.92        5.7100           0.010            0.010             0.00051
  57.01
  57.02
   58               103,605.04       1,243,260.48        6.0300           0.010            0.010             0.00051
   62                72,750.97         873,011.64        5.5400           0.010            0.010             0.00051
   66                84,229.62       1,010,755.44        5.4000           0.010            0.010             0.00051
   67                92,187.20       1,106,246.40        6.2800           0.010            0.010             0.00051
   69                87,224.03       1,046,688.36        6.0310           0.010            0.010             0.00051
   75                79,469.76         953,637.12        5.8300           0.010            0.010             0.00051
   78                78,462.14         941,545.68        5.8500           0.010            0.010             0.00051
  78.01
  78.02
   79                63,213.79         758,565.48        5.7750           0.010            0.010             0.00051
                    158,240.64       1,898,887.68        4.9900
   81                83,346.63       1,000,159.56        4.9900           0.010            0.010             0.00051
   82                74,894.01         898,728.12        4.9900           0.010            0.010             0.00051
   85                69,616.23         835,394.76        5.6200           0.010            0.010             0.00051
   87                69,648.05         835,776.60        5.7000           0.010            0.010             0.00051
   88                58,316.00         699,792.00        5.7600           0.010            0.010             0.00051
   89                57,998.80         695,985.60        5.7600           0.010            0.010             0.00051
   90                71,275.46         855,305.52        6.0300           0.010            0.010             0.00051
   92                68,746.99         824,963.88        5.8130           0.010            0.010             0.00051
   96                54,607.20         655,286.40        5.7600           0.010            0.010             0.00051
   99                78,174.14         938,089.68        5.9000           0.010            0.010             0.00051
   100               62,094.32         745,131.84        5.5300           0.010            0.010             0.00051
   107               60,543.40         726,520.80        5.5900           0.010            0.010             0.00051
   111               47,190.28         566,283.36        5.5700           0.010            0.010             0.00051
   112               58,739.00         704,868.00        5.8100           0.010            0.010             0.00051
   119               55,161.42         661,937.04        5.9500           0.010            0.010             0.00051
   121               53,975.42         647,705.04        5.9000           0.010            0.010             0.00051
 121.01
 121.02
   122               50,293.73         603,524.76        5.8300           0.010            0.010             0.00051
   126               55,357.27         664,287.24        6.4000           0.010            0.010             0.00051
   128               41,528.80         498,345.60        5.7600           0.010            0.010             0.00051
   129               49,011.32         588,135.84        5.6400           0.010            0.010             0.00051
   131               40,918.80         491,025.60        5.7600           0.010            0.010             0.00051
   132               40,626.00         487,512.00        5.7600           0.010            0.010             0.00051
   133               50,083.32         600,999.84        6.0600           0.010            0.010             0.00051
   134               50,150.37         601,804.44        6.0500           0.010            0.010             0.00051
   135               40,260.00         483,120.00        5.7600           0.010            0.010             0.00051
   137               47,012.43         564,149.16        5.7000           0.010            0.010             0.00051
   138               47,192.25         566,307.00        5.7350           0.010            0.010             0.00051
   139               47,655.88         571,870.56        5.9400           0.010            0.010             0.00051
   140               37,771.20         453,254.40        5.7600           0.010            0.010             0.00051
   141               37,736.13         452,833.56        5.8800           0.010            0.010             0.00051
   146               41,589.30         499,071.60        5.7200           0.010            0.010             0.00051
   149               40,037.71         480,452.52        5.9250           0.010            0.010             0.00051
   151               39,282.70         471,392.40        6.0300           0.010            0.010             0.00051
   152               38,762.08         465,144.96        5.9500           0.010            0.010             0.00051
   153               31,671.20         380,054.40        5.7600           0.010            0.010             0.00051
   154               29,533.15         354,397.80        5.5200           0.010            0.010             0.00051
   156               36,103.30         433,239.60        5.8800           0.010            0.010             0.00051
   158               33,879.35         406,552.20        5.4500           0.010            0.010             0.00051
   160               37,255.78         447,069.36        6.3300           0.010            0.010             0.00051
   162               33,759.13         405,109.56        5.5700           0.010            0.010             0.00051
   163               31,795.78         381,549.36        5.6700           0.010            0.010             0.00051
   165               33,958.32         407,499.84        5.8600           0.010            0.010             0.00051
   167               36,434.96         437,219.52        6.2950           0.010            0.010             0.00051
   169               27,310.62         327,727.44        5.9300           0.010            0.010             0.00051
   171               32,426.47         389,117.64        6.1900           0.010            0.010             0.00051
   172               31,748.92         380,987.04        5.9920           0.010            0.010             0.00051
   173               30,016.26         360,195.12        5.6500           0.010            0.010             0.00051
                     30,378.83         364,545.96        5.7600
   174               17,526.25         210,315.00        5.7600           0.010            0.010             0.00051
   175               12,852.58         154,230.96        5.7600           0.010            0.010             0.00051
   177               29,455.15         353,461.80        5.6550           0.010            0.010             0.00051
   178               24,692.80         296,313.60        5.7600           0.010            0.010             0.00051
   180               29,888.80         358,665.60        5.8800           0.010            0.010             0.00051
   181               29,656.83         355,881.96        5.9000           0.010            0.010             0.00051
   183               29,178.64         350,143.68        5.7500           0.010            0.010             0.00051
   184               24,991.36         299,896.32        6.0200           0.010            0.010             0.00051
   185               29,541.03         354,492.36        6.0900           0.010            0.010             0.00051
   188               27,787.26         333,447.12        5.8700           0.010            0.010             0.00051
   189               22,667.60         272,011.20        5.7600           0.010            0.010             0.00051
   193               27,017.85         324,214.20        5.8900           0.010            0.010             0.00051
   196               26,133.14         313,597.68        5.8600           0.010            0.010             0.00051
   199               25,367.46         304,409.52        5.8500           0.010            0.010             0.00051
   204               23,470.12         281,641.44        5.8000           0.010            0.010             0.00051
   210               22,909.71         274,916.52        5.9300           0.010            0.010             0.00051
   211               23,146.33         277,755.96        6.0500           0.010            0.010             0.00051
   212               23,146.33         277,755.96        6.0500           0.010            0.010             0.00051
   214               22,954.22         275,450.64        6.0700           0.010            0.010             0.00051
   216               22,326.30         267,915.60        6.0600           0.010            0.010             0.00051
   219               21,592.20         259,106.40        5.7500           0.010            0.010             0.00051
   221               20,894.42         250,733.04        5.7000           0.010            0.010             0.00051
   222               20,940.06         251,280.72        5.7200           0.010            0.010             0.00051
   227               20,213.08         242,556.96        5.8400           0.010            0.010             0.00051
   229               19,337.40         232,048.80        5.6500           0.010            0.010             0.00051
   235               18,374.07         220,488.84        6.2000           0.010            0.010             0.00051
   236               17,621.70         211,460.40        5.8100           0.010            0.010             0.00051
   237               17,450.05         209,400.60        5.7200           0.010            0.010             0.00051
   239               19,716.36         236,596.32        6.8750           0.010            0.010             0.00051
   241               16,446.92         197,363.04        5.8100           0.010            0.010             0.00051
   242               24,099.50         289,194.00        6.3100           0.010            0.010             0.00051
   245               15,825.14         189,901.68        5.7900           0.010            0.010             0.00051
   246               15,820.00         189,840.00        5.9600           0.010            0.010             0.00051
   249               14,828.41         177,940.92        5.9000           0.010            0.010             0.00051
   250               14,908.49         178,901.88        5.9500           0.010            0.010             0.00051
   251               14,541.71         174,500.52        5.7200           0.010            0.010             0.00051
   252               16,267.42         195,209.04        6.9000           0.010            0.010             0.00051
   253               14,641.77         175,701.24        5.9700           0.010            0.010             0.00051
   255               14,250.64         171,007.68        5.9100           0.010            0.010             0.00051
   259               13,158.99         157,907.88        5.7700           0.010            0.010             0.00051
   260               12,908.57         154,902.84        5.8000           0.010            0.010             0.00051
   266               12,281.72         147,380.64        5.7700           0.010            0.010             0.00051
   269               11,773.30         141,279.60        5.8300           0.010            0.010             0.00051
   270               11,747.80         140,973.60        5.8100           0.010            0.010             0.00051
   272               11,901.15         142,813.80        5.9300           0.010            0.010             0.00051
   273               11,595.34         139,144.08        5.6900           0.010            0.010             0.00051
   274               14,618.56         175,422.72        6.2500           0.010            0.010             0.00051
   275               11,653.65         139,843.80        5.9700           0.010            0.010             0.00051
   276               11,454.11         137,449.32        5.8100           0.010            0.010             0.00051
   278               11,246.59         134,959.08        5.9300           0.010            0.010             0.00051
   279                9,215.24         110,582.88        5.9600           0.010            0.010             0.00051
   282               11,811.58         141,738.96        6.8750           0.010            0.010             0.00051
   283               11,642.79         139,713.48        7.0000           0.010            0.010             0.00051
   286               10,956.89         131,482.68        6.7750           0.010            0.010             0.00051
   288               11,116.36         133,396.32        7.1250           0.010            0.010             0.00051
   289                9,564.64         114,775.68        6.2100           0.010            0.010             0.00051
   291                9,084.11         109,009.32        6.0940           0.010            0.010             0.00051
   292                8,964.35         107,572.20        5.9700           0.010            0.010             0.00051
   293                9,886.78         118,641.36        6.8750           0.010            0.010             0.00051
   295                8,375.71         100,508.52        5.9800           0.010            0.010             0.00051
   298                8,086.99          97,043.88        5.9920           0.010            0.010             0.00051
   299                8,382.81         100,593.72        7.0000           0.010            0.010             0.00051
   300                7,704.60          92,455.20        6.2600           0.010            0.010             0.00051
   302                6,538.59          78,463.08        5.9200           0.010            0.010             0.00051
   303                6,991.52          83,898.24        7.2000           0.010            0.010             0.00051
   304                6,680.56          80,166.72        6.7500           0.010            0.010             0.00051
   305                6,455.51          77,466.12        7.2000           0.010            0.010             0.00051
   306                6,133.60          73,603.20        6.1200           0.010            0.010             0.00051
   308                6,272.60          75,271.20        6.9250           0.010            0.010             0.00051
   309                6,063.47          72,761.64        7.1250           0.010            0.010             0.00051
   310                5,597.40          67,168.80        6.7500           0.010            0.010             0.00051
   311                5,457.90          65,494.80        6.6750           0.010            0.010             0.00051
   312                5,437.50          65,250.00        6.8750           0.010            0.010             0.00051
   313                4,780.99          57,371.88        5.9700           0.010            0.010             0.00051
   314                4,818.07          57,816.84        6.2200           0.010            0.010             0.00051
   315                4,864.49          58,373.88        6.7500           0.010            0.010             0.00051
   316                4,734.77          56,817.24        6.7500           0.010            0.010             0.00051
   317                4,702.34          56,428.08        6.7500           0.010            0.010             0.00051
   318                4,662.06          55,944.72        7.3750           0.010            0.010             0.00051
   319                4,261.29          51,135.48        6.7500           0.010            0.010             0.00051
   320                4,204.34          50,452.08        6.8750           0.010            0.010             0.00051
   321                3,937.91          47,254.92        6.6250           0.010            0.010             0.00051
   322                4,125.37          49,504.44        7.5000           0.010            0.010             0.00051
   323                3,901.85          46,822.20        7.0250           0.010            0.010             0.00051
   324                3,547.42          42,569.04        6.8750           0.010            0.010             0.00051
   325                3,490.58          41,886.96        6.9000           0.010            0.010             0.00051
   326                3,470.43          41,645.16        7.4250           0.010            0.010             0.00051
   327                3,276.30          39,315.60        6.8500           0.010            0.010             0.00051
   328                3,276.30          39,315.60        6.8500           0.010            0.010             0.00051
   329                3,259.63          39,115.56        6.8000           0.010            0.010             0.00051
   330                3,242.99          38,915.88        6.7500           0.010            0.010             0.00051
   331                3,282.46          39,389.52        6.6750           0.010            0.010             0.00051
   332                3,145.70          37,748.40        6.7500           0.010            0.010             0.00051
   333                2,894.70          34,736.40        7.0250           0.010            0.010             0.00051




                                       Net                                Monthly
           Sub Servicin    Admin.   Mortgage                              Payment                Maturity/    Amort
 Loan #      Fee Rate       Fee %    Rate %      Accrual Type     Term      Date     Rem. Term    ARD Date     Term
----------------------------------------------------------------------------------------------------------------------
    3                       0.02051   6.44949   Actual/360        120        8          120         3/8/2017   336
    6                       0.02051   5.44989   Actual/360        120        8          118         1/8/2017    0
  6.01
  6.02
  6.03
  6.04
  6.05
  6.06
  6.07
  6.08
  6.09
   6.1
  6.11
  6.12
  6.13
  6.14
  6.15
    8                       0.02051   5.56249   Actual/360        120        8          118         1/8/2017    0
   10                       0.02051   5.44949   Actual/360         84        8          83          2/8/2014    0
   12                       0.02051   5.84949   Actual/360        120        8          117        12/8/2016    0
  12.01
  12.02
  12.03
   25                       0.02051   5.58949   Actual/360        120        8          118         1/8/2017   360
   28                       0.02051   5.78949   Actual/360         60        8          59      2/8/2012        0
   32                       0.02051   5.73249   Actual/360        120        8          119         2/8/2017   360
   37                       0.02051   6.18949   Actual/360        120        8          118         1/8/2017   336
   43                       0.02051   6.18949   Actual/360        120        8          117        12/8/2016   360
   45                       0.02051   5.54949   Actual/360        120        8          118         1/8/2017    0
   47                       0.02051   5.81449   Actual/360        120        8          117        12/8/2016    0
   48                       0.02051   5.83249   Actual/360        120        8          120         3/8/2017    0
   49                       0.02051   5.99249   Actual/360        120        8          115        10/8/2016   360
   51                       0.02051   5.87949   Actual/360        120        8          119         2/8/2017   360
   54                       0.02051   5.82949   Actual/360        120        8          119     2/8/2017       360
   55              0.0200   0.04051   5.71949   Actual/360        120        1          117        12/1/2016    0
   56                       0.02051   5.91949   Actual/360        120        8          119         2/8/2017   240
   57                       0.02051   5.68949   Actual/360        120        8          118         1/8/2017    0
  57.01
  57.02
   58                       0.02051   6.00949   Actual/360        120        8          119         2/8/2017   360
   62                       0.02051   5.51949   Actual/360        120        8          119         2/8/2017    0
   66                       0.02051   5.37949   Actual/360        120        8          118         1/8/2017   360
   67                       0.02051   6.25949   Actual/360        120        8          117        12/8/2016   360
   69                       0.02051   6.01049   Actual/360        120        8          118         1/8/2017   360
   75                       0.02051   5.80949   Actual/360         84        8          81         12/8/2013   360
   78                       0.02051   5.82949   Actual/360        120        8          118         1/8/2017   360
  78.01
  78.02
   79                       0.02051   5.75449   Actual/360         96        8          93         12/8/2014    0
                                                Actual/360      Various      8        Various   Various      Various
   81                       0.02051   4.96949   Actual/360         98        8          98          5/8/2015    98
   82                       0.02051   4.96949   Actual/360         97        8          97          4/8/2015    97
   85                       0.02051   5.59949   Actual/360        120        8          119         2/8/2017   360
   87                       0.02051   5.67949   Actual/360         84        8          83          2/8/2014   360
   88              0.0200   0.04051   5.71949   Actual/360        120        1          117        12/1/2016    0
   89              0.0200   0.04051   5.71949   Actual/360        120        1          117        12/1/2016    0
   90                       0.02051   6.00949   Actual/360        120        8          119         2/8/2017   360
   92                       0.02051   5.79249   Actual/360        120        8          119         2/8/2017   360
   96              0.0200   0.04051   5.71949   Actual/360        120        1          117        12/1/2016    0
   99                       0.02051   5.87949   Actual/360        120        8          119         2/8/2017   240
   100                      0.02051   5.50949   Actual/360        120        8          118         1/8/2017   360
   107                      0.02051   5.56949   Actual/360        120        8          116        11/8/2016   360
   111                      0.02051   5.54949   Actual/360         60        8          59          2/8/2012    0
   112             0.0500   0.07051   5.73949   Actual/360        120        8          118         1/8/2017   360
   119                      0.02051   5.92949   Actual/360        120        8          118         1/8/2017   360
   121                      0.02051   5.87949   Actual/360        120        8          118         1/8/2017   360
 121.01
 121.02
   122                      0.02051   5.80949   Actual/360        120        8          118         1/8/2017   420
   126                      0.02051   6.37949   Actual/360        120        8          117        12/8/2016   360
   128             0.0200   0.04051   5.71949   Actual/360        120        1          117        12/1/2016    0
   129                      0.02051   5.61949   Actual/360        120        8          118         1/8/2017   360
   131             0.0200   0.04051   5.71949   Actual/360        120        1          117        12/1/2016    0
   132             0.0200   0.04051   5.71949   Actual/360        120        1          117        12/1/2016    0
   133                      0.02051   6.03949   Actual/360        120        8          119         2/8/2017   360
   134                      0.02051   6.02949   Actual/360        120        8          117        12/8/2016   360
   135             0.0200   0.04051   5.71949   Actual/360        120        1          117        12/1/2016    0
   137                      0.02051   5.67949   Actual/360        120        8          117        12/8/2016   360
   138                      0.02051   5.71449   Actual/360        120        8          117        12/8/2016   360
   139                      0.02051   5.91949   Actual/360        120        8          117        12/8/2016   360
   140             0.0200   0.04051   5.71949   Actual/360        120        1          117        12/1/2016    0
   141                      0.02051   5.85949   Actual/360        120        8          117        12/8/2016    0
   146                      0.02051   5.69949   Actual/360        120        8          118         1/8/2017   360
   149                      0.02051   5.90449   Actual/360        120        8          119         2/8/2017   360
   151                      0.02051   6.00949   Actual/360        120        8          119         2/8/2017   360
   152                      0.02051   5.92949   Actual/360        120        8          118         1/8/2017   360
   153             0.0200   0.04051   5.71949   Actual/360        120        1          117        12/1/2016    0
   154                      0.02051   5.49949   Actual/360        120        8          118         1/8/2017    0
   156                      0.02051   5.85949   Actual/360        120        8          117        12/8/2016   360
   158                      0.02051   5.42949   Actual/360        120        8          117        12/8/2016   360
   160                      0.02051   6.30949   Actual/360        120        8          118         1/8/2017   360
   162                      0.02051   5.54949   Actual/360        120        8          118         1/8/2017   360
   163                      0.02051   5.64949   Actual/360        120        8          118         1/8/2017   420
   165                      0.02051   5.83949   Actual/360        120        8          118         1/8/2017   360
   167                      0.02051   6.27449   Actual/360        120        8          116        11/8/2016   300
   169                      0.02051   5.90949   Actual/360        120        8          118         1/8/2017    0
   171                      0.02051   6.16949   Actual/360        120        8          117        12/8/2016   360
   172                      0.02051   5.97149   Actual/360        120        8          119         2/8/2017   360
   173                      0.02051   5.62949   Actual/360        120        8          119         2/8/2017   360
                                                Actual/360        120        8          117        12/8/2016   360
   174                      0.02051   5.73949   Actual/360        120        8          117        12/8/2016   360
   175                      0.02051   5.73949   Actual/360        120        8          117        12/8/2016   360
   177                      0.02051   5.63449   Actual/360        120        8          117        12/8/2016   360
   178             0.0200   0.04051   5.71949   Actual/360        120        1          117        12/1/2016    0
   180                      0.02051   5.85949   Actual/360        120        8          117        12/8/2016   360
   181                      0.02051   5.87949   Actual/360        120        8          119         2/8/2017   360
   183                      0.02051   5.72949   Actual/360        120        8          118         1/8/2017   360
   184                      0.02051   5.99949   Actual/360         60        8          58          1/8/2012    0
   185                      0.02051   6.06949   Actual/360        120        8          119         2/8/2017   360
   188                      0.02051   5.84949   Actual/360        120        8          118         1/8/2017   360
   189             0.0200   0.04051   5.71949   Actual/360        120        1          117        12/1/2016    0
   193                      0.02051   5.86949   Actual/360        120        8          119         2/8/2017   360
   196                      0.02051   5.83949   Actual/360        120        8          118         1/8/2017   360
   199                      0.02051   5.82949   Actual/360        120        8          118         1/8/2017   360
   204                      0.02051   5.77949   Actual/360        120        8          117        12/8/2016   360
   210                      0.02051   5.90949   Actual/360        120        8          117        12/8/2016   360
   211                      0.02051   6.02949   Actual/360        120        8          117        12/8/2016   360
   212                      0.02051   6.02949   Actual/360        120        8          117        12/8/2016   360
   214             0.0400   0.06051   6.00949   Actual/360         60        8          57         12/8/2011   360
   216                      0.02051   6.03949   Actual/360        120        8          119         2/8/2017   360
   219                      0.02051   5.72949   Actual/360         60        8          57         12/8/2011   360
   221                      0.02051   5.67949   Actual/360        120        8          117        12/8/2016   360
   222                      0.02051   5.69949   Actual/360        120        8          119         2/8/2017   360
   227                      0.02051   5.81949   Actual/360        120        8          118         1/8/2017   360
   229                      0.02051   5.62949   Actual/360        120        8          117        12/8/2016   360
   235                      0.02051   6.17949   Actual/360        120        8          118         1/8/2017   360
   236                      0.02051   5.78949   Actual/360        120        8          117        12/8/2016   360
   237                      0.02051   5.69949   Actual/360        120        8          117        12/8/2016   360
   239                      0.02051   6.85449   Actual/360        360        1          352         7/1/2036   324
   241                      0.02051   5.78949   Actual/360        120        8          117        12/8/2016   360
   242                      0.02051   6.28949   Actual/360        120        8          118         1/8/2017   180
   245                      0.02051   5.76949   Actual/360        120        8          118         1/8/2017   360
   246                      0.02051   5.93949   Actual/360        120        8          117        12/8/2016   360
   249                      0.02051   5.87949   Actual/360        120        8          119         2/8/2017   360
   250                      0.02051   5.92949   Actual/360        120        8          117        12/8/2016   360
   251                      0.02051   5.69949   Actual/360        120        8          117        12/8/2016   360
   252                      0.02051   6.87949   Actual/360        360        1          352         7/1/2036   360
   253                      0.02051   5.94949   Actual/360        120        8          118         1/8/2017   360
   255                      0.02051   5.88949   Actual/360        120        8          118         1/8/2017   360
   259                      0.02051   5.74949   Actual/360        120        8          117        12/8/2016   360
   260                      0.02051   5.77949   Actual/360        120        8          118         1/8/2017   360
   266                      0.02051   5.74949   Actual/360        120        8          117        12/8/2016   360
   269                      0.02051   5.80949   Actual/360        120        8          118         1/8/2017   360
   270                      0.02051   5.78949   Actual/360        120        8          117        12/8/2016   360
   272                      0.02051   5.90949   Actual/360        120        8          117        12/8/2016   360
   273                      0.02051   5.66949   Actual/360        120        8          117        12/8/2016   360
   274                      0.02051   6.22949   Actual/360        120        8          118         1/8/2017   240
   275                      0.02051   5.94949   Actual/360        120        8          118         1/8/2017   360
   276                      0.02051   5.78949   Actual/360        120        8          117        12/8/2016   360
   278                      0.02051   5.90949   Actual/360        120        8          117        12/8/2016   360
   279                      0.02051   5.93949   Actual/360        120        8          117        12/8/2016    0
   282                      0.02051   6.85449   Actual/360        360        1          351         6/1/2036   360
   283                      0.02051   6.97949   Actual/360        180        1          173         8/1/2021   360
   286                      0.02051   6.75449   Actual/360        360        1          352         7/1/2036   360
   288                      0.02051   7.10449   Actual/360        180        1          172         7/1/2021   360
   289                      0.02051   6.18949   Actual/360        120        8          119         2/8/2017   360
   291                      0.02051   6.07349   Actual/360        120        8          118         1/8/2017   360
   292                      0.02051   5.94949   Actual/360        120        8          118         1/8/2017   360
   293                      0.02051   6.85449   Actual/360        360        1          351         6/1/2036   360
   295                      0.02051   5.95949   Actual/360        120        8          117        12/8/2016   360
   298                      0.02051   5.97149   Actual/360        120        8          116        11/8/2016   360
   299                      0.02051   6.97949   Actual/360        360        1          351         6/1/2036   360
   300                      0.02051   6.23949   Actual/360        120        8          118         1/8/2017   360
   302                      0.02051   5.89949   Actual/360        120        8          116        11/8/2016   360
   303                      0.02051   7.17949   Actual/360        360        1          353         8/1/2036   360
   304                      0.02051   6.72949   Actual/360        360        1          352         7/1/2036   360
   305                      0.02051   7.17949   Actual/360        360        1          353         8/1/2036   480
   306                      0.02051   6.09949   Actual/360        120        8          116        11/8/2016   360
   308                      0.02051   6.90449   Actual/360        360        1          353         8/1/2036   360
   309                      0.02051   7.10449   Actual/360        180        1          172         7/1/2021   360
   310                      0.02051   6.72949   Actual/360        360        1          351         6/1/2036   360
   311                      0.02051   6.65449   Actual/360        360        1          353         8/1/2036   360
   312                      0.02051   6.85449   Actual/360        360        1          351         6/1/2036   324
   313                      0.02051   5.94949   Actual/360        120        8          118         1/8/2017   360
   314                      0.02051   6.19949   Actual/360        120        8          118         1/8/2017   360
   315                      0.02051   6.72949   Actual/360        360        1          353         8/1/2036   360
   316                      0.02051   6.72949   Actual/360        360        1          352         7/1/2036   360
   317                      0.02051   6.72949   Actual/360        360        1          352         7/1/2036   360
   318                      0.02051   7.35449   Actual/360        180        1          173         8/1/2021   360
   319                      0.02051   6.72949   Actual/360        360        1          352         7/1/2036   360
   320                      0.02051   6.85449   Actual/360        360        1          353         8/1/2036   360
   321                      0.02051   6.60449   Actual/360        360        1          352         7/1/2036   360
   322                      0.02051   7.47949   Actual/360        180        1          172         7/1/2021   360
   323                      0.02051   7.00449   Actual/360        360        1          353         8/1/2036   360
   324                      0.02051   6.85449   Actual/360        360        1          353         8/1/2036   360
   325                      0.02051   6.87949   Actual/360        360        1          353         8/1/2036   360
   326                      0.02051   7.40449   Actual/360        360        1          353         8/1/2036   360
   327                      0.02051   6.82949   Actual/360        360        1          352         7/1/2036   360
   328                      0.02051   6.82949   Actual/360        360        1          352         7/1/2036   360
   329                      0.02051   6.77949   Actual/360        360        1          352         7/1/2036   360
   330                      0.02051   6.72949   Actual/360        360        1          351         6/1/2036   360
   331                      0.02051   6.65449   Actual/360        333        1          326         5/1/2034   333
   332                      0.02051   6.72949   Actual/360        360        1          351         6/1/2036   360
   333                      0.02051   7.00449   Actual/360        360        1          352         7/1/2036   360




                                                                              ARD
 Loan #    Rem. Amort  Title Type       ARD Loan                            Step Up
---------------------------------------------------------------------------------------------------------------
    3         336      Fee
    6          0       Fee
  6.01                 Fee
  6.02                 Fee
  6.03                 Fee
  6.04                 Fee
  6.05                 Fee
  6.06                 Fee
  6.07                 Fee
  6.08                 Fee
  6.09                 Fee
   6.1                 Fee
  6.11                 Fee
  6.12                 Fee
  6.13                 Fee
  6.14                 Fee
  6.15                 Fee
    8          0       Leasehold
   10          0       Fee
   12          0       Fee
  12.01                Fee
  12.02                Fee
  12.03                Fee
   25         360      Fee
   28          0       Fee/Leasehold
   32         360      Fee
   37         334      Fee/Leasehold
   43         360      Fee
   45          0       Fee
   47          0       Fee
   48          0       Fee
   49         360      Fee
   51         359      Fee
   54         360      Fee
   55          0       Fee
   56         239      Fee/Leasehold
   57          0       Fee
  57.01                Fee
  57.02                Fee
   58         360      Fee
   62          0       Fee
   66         358      Fee
   67         360      Fee
   69         360      Fee
   75         360      Fee
   78         358      Fee
  78.01                Fee
  78.02                Fee
   79          0       Fee
            Various    Fee/Leasehold
   81          98      Fee/Leasehold
   82          97      Fee/Leasehold
   85         360      Leasehold
   87         360      Fee
   88          0       Fee
   89          0       Fee
   90         360      Fee
   92         360      Fee
   96          0       Fee
   99         239      Fee
   100        360      Fee
   107        360      Fee
   111         0       Fee
   112        360      Fee
   119        360      Fee
   121        358      Fee
 121.01                Fee
 121.02                Fee
   122        420      Fee
   126        360      Leasehold
   128         0       Fee
   129        360      Fee
   131         0       Fee
   132         0       Fee
   133        360      Fee
   134        357      Fee
   135         0       Fee
   137        360      Fee
   138        360      Fee
   139        360      Fee
   140         0       Fee
   141         0       Fee
   146        360      Fee
   149        360      Fee
   151        360      Fee
   152        360      Leasehold
   153         0       Fee
   154         0       Fee
   156        357      Fee
   158        360      Fee
   160        358      Fee
   162        360      Fee
   163        420      Fee
   165        360      Fee
   167        296      Fee
   169         0       Fee
   171        360      Fee
   172        359      Fee
   173        360      Fee
              357      Fee
   174        357      Fee
   175        357      Fee
   177        360      Fee
   178         0       Fee
   180        357      Fee
   181        360      Fee
   183        360      Fee
   184         0       Fee
   185        360      Fee
   188        358      Fee
   189         0       Fee
   193        359      Fee
   196        358      Fee
   199        360      Fee
   204        360      Fee
   210        360      Fee
   211        357      Fee
   212        357      Fee
   214        360      Fee
   216        359      Fee
   219        357      Fee
   221        360      Fee
   222        359      Fee
   227        360      Fee
   229        357      Fee
   235        358      Fee
   236        357      Fee
   237        357      Fee
   239        324      Fee             Hybrid
   241        357      Fee
   242        178      Fee
   245        358      Fee
   246        357      Fee
   249        359      Fee
   250        357      Fee
   251        357      Fee
   252        352      Fee             Hybrid
   253        360      Fee
   255        358      Fee
   259        357      Fee
   260        360      Fee
   266        357      Fee
   269        360      Fee
   270        360      Fee
   272        357      Fee
   273        357      Fee
   274        238      Fee
   275        358      Fee
   276        357      Fee
   278        360      Fee
   279         0       Fee
   282        351      Fee             Hybrid
   283        353      Fee             Hybrid
   286        352      Fee             Hybrid
   288        352      Fee             Hybrid
   289        359      Fee
   291        360      Fee
   292        358      Fee
   293        351      Fee             Hybrid
   295        360      Fee
   298        360      Fee
   299        351      Fee             Hybrid
   300        358      Fee
   302        360      Fee
   303        353      Fee             Hybrid
   304        352      Fee             Hybrid
   305        473      Fee             Hybrid
   306        360      Fee
   308        353      Fee             Hybrid
   309        352      Fee             Hybrid
   310        351      Fee             Hybrid
   311        353      Fee             Hybrid
   312        324      Fee             Hybrid
   313        358      Fee
   314        358      Fee
   315        353      Fee             Hybrid
   316        352      Fee             Hybrid
   317        352      Fee             Hybrid
   318        353      Fee             Hybrid
   319        352      Fee             Hybrid
   320        353      Fee             Hybrid
   321        352      Fee             Hybrid
   322        352      Fee             Hybrid
   323        353      Fee             Hybrid
   324        353      Fee             Hybrid
   325        353      Fee             Hybrid
   326        353      Fee             Hybrid
   327        352      Fee             Hybrid
   328        352      Fee             Hybrid
   329        352      Fee             Hybrid
   330        351      Fee             Hybrid
   331        326      Fee             Hybrid
   332        351      Fee             Hybrid
   333        352      Fee             Hybrid




                                                           Partial
            Environmental     Cross       Cross           Defeasance   Letter of                 Lockbox
 Loan #       Insurance     Defaulted  Collateralized      Allowed      Credit                     Type
-------------------------------------------------------------------------------------------------------------------------
    3            No                                                               Hard
    6            No                                          Yes                  Hard
  6.01           No
  6.02           No
  6.03           No
  6.04           No
  6.05           No
  6.06           No
  6.07           No
  6.08           No
  6.09           No
   6.1           No
  6.11           No
  6.12           No
  6.13           No
  6.14           No
  6.15           No
    8            No                                                             0
   10            No                                                               Hard
   12            No                                          Yes
  12.01          No
  12.02          No
  12.03          No
   25            No                                                               Soft
   28            No                                                   Yes         Hard
   32            No                                                               Hard
   37            No
   43            No                                          Yes      Yes         Hard
   45            No                                                               None at Closing, Springing Hard
   47            No
   48            No                                                               Hard
   49            No                                                               Soft
   51            No
   54            No                                                               Hard
   55            No
   56            No                                                   Yes         Hard
   57            No                                          Yes                  Soft
  57.01          No
  57.02          No
   58            No                                                               Hard
   62            No
   66            No
   67            No                                                               Hard
   69            No                                                   Yes         Hard
   75            No                                                               Hard
   78            No                                          Yes
  78.01          No
  78.02          No
   79            No
                 No            Yes            Yes            Yes                  Hard
   81            No            Yes            Yes            Yes                  Hard
   82            No            Yes            Yes            Yes                  Hard
   85            No
   87            No
   88            No
   89            No
   90            No
   92            No                                                               Hard
   96            No
   99            No
   100           No
   107           No                                                               Soft
   111           No                                                               Hard
   112           No
   119           No
   121           No                                          Yes
 121.01          No
 121.02          No
   122           No
   126           No                                                               Hard
   128           No
   129           No
   131           No
   132           No
   133           No
   134           No
   135           No
   137           No                                                               Hard
   138           No
   139           No
   140           No
   141           No                                                               Hard
   146           No                                                               Hard
   149           No
   151           No
   152           No                                                               Hard
   153           No
   154           No
   156           No
   158           No
   160           No
   162           No
   163           No
   165           No
   167           No                                                               Hard
   169           No
   171           No
   172           No
   173           No
                 No            Yes            Yes
   174           No            Yes            Yes
   175           No            Yes            Yes
   177           No                                                   Yes
   178           No
   180           No                                                               Hard
   181           No
   183           No
   184           No
   185           No
   188           No
   189           No
   193           No
   196           No
   199           No                                                               Hard
   204           No
   210           No
   211           No
   212           No
   214           No
   216           No                                                               None at Closing, Springing Hard
   219           No
   221           No
   222           No
   227           No
   229           No
   235           No
   236           No                                                               Hard
   237           No
   239           No
   241           No                                                               Hard
   242           No
   245           No
   246           No
   249           No
   250           No
   251           No
   252           No
   253           No
   255           No
   259           No
   260           No
   266           No
   269           No
   270           No
   272           No
   273           No
   274           No
   275           No
   276           No                                                               Hard
   278           No
   279           No
   282           No
   283           No
   286           No
   288           No
   289           No
   291           No
   292           No
   293           No
   295           No
   298           No
   299           No
   300           No
   302           No
   303           No
   304           No
   305           No
   306           No
   308           No
   309           No
   310           No
   311           No
   312           No
   313           No
   314           No                                                               Soft
   315           No
   316           No
   317           No
   318           No
   319           No
   320           No
   321           No
   322           No
   323           No
   324           No
   325           No
   326           No
   327           No
   328           No
   329           No
   330           No
   331           No
   332           No
   333           No




                          Upfront       Upfront       Upfront       Upfront       Upfront        Upfront       Monthly
            Holdback    Engineering      Capex         TI/LC        RE Tax          Ins.          Other         Capex
 Loan #      Amount     Reserve ($)   Reserve ($)   Reserve ($)   Reserve ($)   Reserve ($)    Reserve ($)   Reserve ($)
--------------------------------------------------------------------------------------------------------------------------
    3                                                                  516,571        230,460                      38,750
    6                      1,700,000       700,000     1,400,000                       55,000     1,580,000
  6.01
  6.02
  6.03
  6.04
  6.05
  6.06
  6.07
  6.08
  6.09
   6.1
  6.11
  6.12
  6.13
  6.14
  6.15
    8
   10                                                                  207,322         87,353                       6,153
   12                                                    323,208       363,165         36,730     5,057,000         5,349
  12.01
  12.02
  12.03
   25                                      250,000       405,000       176,131         80,967
   28                                                                  207,707         25,257
   32
   37                                                                  278,958
   43                                                    735,000        84,056                      192,667         1,989
   45
   47                         47,500                                                                                8,167
   48                          3,750                                    30,888         18,532     2,864,480         1,587
   49
   51                                                                   17,191         63,027                      10,146
   54                                                                   22,000          8,600        22,000 5,153.13
   55                                                                   10,496
   56                                                                    4,000                                      2,200
   57                        173,500                                    15,379          8,731                       7,417
  57.01
  57.02
   58                                                                   67,951         14,639        22,500        13,700
   62                        102,678       260,750                                      7,914
   66                                                                  116,592
   67                                                    550,000                                    556,648         1,641
   69                                                                                               500,000
   75                                                                  160,051          8,242     1,806,375
   78                        110,000                                   193,382                      750,000         7,375
  78.01
  78.02
   79                                                    500,000        71,360          8,660                       1,712

   81
   82
   85
   87                         16,813                                    33,000                                      4,130
   88                                                                   46,598
   89                                                                   34,439
   90                                                                   32,262          7,021        75,500        10,361
   92                                                    250,000                          771                       1,274
   96                                                                   35,216
   99                         37,500                                   136,535         64,116
   100                        12,500                                    30,839         18,668         4,625         4,410
   107                                      12,775                      85,000         13,250                       3,400
   111                       133,125                                    79,856         25,904     1,054,810         1,676
   112                                      36,000       200,000        21,745          1,608       500,000         1,491
   119                                                                  53,738          5,812     1,000,000         1,111
   121                                     274,375         8,333       140,521                                      1,132
 121.01
 121.02
   122                                                                  33,393          4,574                         317
   126                                      25,000       200,000        31,625          2,445                         876
   128                                                                  20,876
   129                                      45,000       100,000        23,336         27,557       484,783         1,845
   131                                                                  28,889
   132                                                                  21,039
   133                                                                  29,989         11,830       137,250         9,594
   134                                                                   7,508
   135                                                                  20,190
   137                                                                  20,393         12,310                       1,006
   138                                                                  80,000          6,500                         147
   139                                                                   8,156          3,294       200,000        11,999
   140                                                                  22,783
   141
   146
   149                                                                  64,614          3,266                       2,833
   151                                                                  13,289          6,979        62,500         8,380
   152                                                                  20,537                    1,500,000           965
   153                                                                  14,891
   154
   156                         5,000                                    18,276          6,315
   158                                                                                  3,301                       2,000
   160                                                                  19,072         12,315       300,000           378
   162                         4,500                                    17,863          5,393                         723
   163                                                                  29,974          4,881
   165                                                                                                              8,126
   167                        17,000                                                                               11,718
   169
   171                                         571         3,331        16,844          5,302                         285
   172                                      50,000                      35,700          9,237        50,000         2,964
   173                                                                   8,418            986       200,000
                               5,000                                     7,465          6,091                       2,466
   174                                                                   3,531          3,028                       1,208
   175                         5,000                                     3,934          3,063                       1,258
   177                        11,264                                   114,000         10,500       200,000           263
   178                                                                  16,381
   180                                                                   7,845         18,000                       6,153
   181                                                                  11,816          4,898       650,000           210
   183                                                                  13,819          5,998                         712
   184                                                                  32,522          3,390
   185                                                                  21,639          2,655                         375
   188                                                                  12,642          3,125                         459
   189                                                                  18,086
   193                                                                   3,153
   196                                                                  27,257          2,442                         282
   199                                                                  22,890        102,033                         833
   204                        13,688                     100,000        17,516         31,749
   210                                                                  12,108          7,997       559,855           242
   211                                                                   2,671
   212                                                                   2,689
   214                        15,619                      50,000         2,095                       26,438           969
   216
   219                                                                  16,199          3,328                         530
   221                                                                   5,172         13,048       104,228
   222                                                                  14,547          2,073
   227                                         366         1,466         7,767          5,386       430,000           183
   229                        18,250       188,000                      18,126          9,199        30,000         2,633
   235                        11,100           446         2,500        37,698          5,815                         446
   236                                         187                                                                     93
   237                        38,206                                     6,511          2,471       100,000         2,604
   239                                                                                  1,434
   241                                         187                                                                     93
   242                                                                   8,162          3,483
   245                                                                   7,250          1,325
   246                                                                   3,497          9,596                         617
   249                                                                  19,782          3,358                         526
   250                         8,050                                     4,320            952                         183
   251                                                                   5,349            532
   252                                                                  19,482          1,710
   253                                                                  15,153          4,203                         667
   255                           938                                     9,929          8,546                       1,563
   259                                                                  10,180          6,982                         501
   260                                                    50,000         4,873          8,500                         193
   266                                                                  10,839          2,115                         500
   269                                                                   4,944            593        28,548           127
   270                                                                  10,763            391                         154
   272
   273                                                                                                                327
   274                                                                   6,217          2,983
   275                                                                   8,995          3,900                         266
   276                                         187                                                                     93
   278                                                                                                                155
   279                                                                                  1,824
   282                                                                  10,007          1,497
   283                                                                  26,697            659
   286                                                                  14,317          1,397
   288
   289                                      23,275                      24,524                                      1,021
   291                                       1,950         9,753        15,916            201                          81
   292                                                                   9,849          1,924                         222
   293                                                                   5,144            951
   295                                                                   3,951            485        14,380            63
   298                        12,000                                     2,471            319        67,500           107
   299                                                                  20,311          1,833
   300                                                    50,000         3,349          1,973                          52
   302                                                    25,000         2,259            784                          43
   303                                                                   4,780
   304                                                                   2,580          1,146
   305                                                                  10,808            917
   306                                       1,296                      15,680          1,149                         648
   308                                                                   8,516          1,913
   309                                                                  14,614            455
   310                                                                   3,954            732
   311                                                                   9,486            577
   312                                                                   3,084          1,230
   313                                                    25,000         7,905            370                          51
   314                                                                     908            631
   315                                                                   4,375            517
   316                                                                   7,039          1,933
   317                                                                   1,519            711
   318                                                                   7,326            482
   319                                                                  17,617          1,558
   320                                                                   5,919          4,728
   321                                                                   7,907            769
   322                                                                   5,583            246
   323                                                                   6,708            555
   324                                                                   1,300
   325                                                                   8,276          5,538
   326                                                                   9,583          3,203
   327                                                                   4,567            633
   328                                                                   7,187          1,696
   329                                                                   2,898            231
   330                                                                   1,787            501
   331
   332                                                                     731            435
   333




               Monthly          Monthly         Monthly          Monthly       Monthly        Monthly
                Capex            TI/LC           TI/LC           RE Tax          Ins.          Other
 Loan #    Reserve Cap ($)    Reserve ($)   Reserve Cap ($)    Reserve ($)   Reserve ($)    Reserve ($)
---------------------------------------------------------------------------------------------------------
    3                                                               129,143         18,614
    6                 13,882                                        107,490          5,338
  6.01
  6.02
  6.03
  6.04
  6.05
  6.06
  6.07
  6.08
  6.09
   6.1
  6.11
  6.12
  6.13
  6.14
  6.15
    8
   10                               15,417            450,000        69,107         43,677
   12                192,564        35,654          1,283,544        72,633         11,257
  12.01
  12.02
  12.03
   25                250,000                          405,000        58,710          8,097
   28                                                                41,541          4,102
   32
   37                                                                54,167
   43                 95,482                          750,000        28,019          2,064
   45
   47                                                                56,537          7,079
   48                                                                15,444          3,089
   49
   51                243,500                                         17,191          7,003
   54                                3,147            541,706        11,000          4,300
   55                                                                 2,642
   56                 52,800                                          1,904          3,451
   57                                                                15,379          8,731
  57.01
  57.02
   58                                                                16,988          7,320
   62                                                                22,702          3,957
   66                                                                37,732          3,107
   67                 78,770                          550,000        18,376          2,139
   69
   75                                                                26,675          8,242
   78                265,500                                         38,676          6,604
  78.01
  78.02
   79                                                                18,660          1,237

   81
   82
   85                                1,656             59,633
   87                                                                10,736          3,886
   88                                                                11,650
   89                                                                 5,740
   90                                                                 8,066          3,511
   92                 61,159        13,750            580,000        24,085            771
   96                                                                 8,804
   99                                                                17,067         12,823
   100                               6,968                           15,420          1,556
   107                                                               20,129          3,331
   111                                                               26,619          2,878
   112                36,000                                         10,873            804
   119                26,700                                         10,475          1,453
   121                                                               19,889          1,302
 121.01
 121.02
   122                               2,112             76,041           653          5,566
   126                31,512         7,063            254,253        10,752          1,223
   128                                                                3,479
   129                               9,226                            7,779          2,756
   131                                                                7,222
   132                                                                5,260
   133                                                                7,497          5,915
   134                                                                7,508
   135                                                                3,365
   137                               3,180                           10,197          6,155
   138                 5,286         2,526            120,000        19,978            588
   139                                                                8,156          3,294
   140                                                                5,696
   141
   146
   149                                                               16,154          2,516
   151                                                                4,430          3,490
   152                34,742         4,060            243,615         5,212          3,547
   153                                                                2,482
   154
   156                                                                6,092            631
   158                48,000                                          7,120          3,301
   160                                 634                            3,179          2,463
   162                               2,894            104,167         5,954            899
   163                                                                4,996            610
   165                                                                5,725
   167               421,830                                          7,459          2,268
   169
   171                               1,665                            8,422          2,651
   172               140,000         1,934             69,588         5,950            924
   173                                                                4,209            493
                      88,764                                          3,733            870
   174                43,494                                          1,765            433
   175                45,270                                          1,967            438
   177                               2,631                           28,481            949
   178                                                                2,730
   180                                                                7,845          1,773
   181                               1,365             76,000        11,816          1,244
   183                25,650                                          3,455            545
   184                                                                5,420            424
   185                13,500                                         10,820            664
   188                22,016         2,712             97,644         4,214            625
   189                                                                3,014
   193                                                                1,051
   196                                 939                            5,451          1,221
   199                               3,611                           11,445         12,754
   204                               4,590                            8,758          4,536
   210                                 808             60,000         6,054          1,333
   211                                                                2,671
   212                                                                2,689
   214                               2,000            100,000         1,048
   216
   219                                                                5,400            555
   221                                 900                            2,586          1,631
   222                                                                4,849            691
   227                 6,500           733             30,000         3,883          1,077
   229                                                                9,063          1,150
   235                16,055         2,500             90,000         5,218            478
   236
   237                93,750                                          3,256            917
   239                                                                2,000            717
   241
   242                                                                4,081            498
   245                                                                3,625            662
   246                                                                1,749          1,371
   249                18,940         1,710             41,036         3,297            526
   250                10,000           457             40,000         2,160            476
   251                                                                5,349            532
   252                                                                3,247            855
   253                                                                1,894            701
   255                                                                3,310          1,709
   259                                                                5,090            776
   260                                                                2,437            944
   266                18,000                                          3,351            353
   269                 4,500           634             40,000         2,472            296
   270                                 769             45,000         1,538            196
   272                               1,667             60,000
   273
   274                                                                3,108            746
   275                15,980         1,394                            2,249            390
   276
   278                 9,286
   279                                                                2,749            912
   282                                                                2,502            749
   283                                                                3,814            330
   286                                                                2,386            698
   288
   289                36,756                                          3,953            760
   291                                 406                            1,326            101
   292                13,310         1,485                            2,462            192
   293                                                                1,715            476
   295                                 626             38,000         1,975            242
   298                                                                  824             64
   299                                                                5,078            917
   300                                 346             50,000           670            247
   302                                                                1,129            392
   303                                                                2,390
   304                                                                1,290            382
   305                                                                1,544            458
   306                38,880                                          2,138            575
   308                                                                1,217            273
   309                                                                2,088            228
   310                                                                  791            366
   311                                                                1,355            288
   312                                                                  771            615
   313                                 170             25,000           988            185
   314                                 396                              908            315
   315                                                                  625            259
   316                                                                1,173            276
   317                                                                  253            142
   318                                                                1,832            241
   319                                                                1,762            779
   320                                                                1,480            788
   321                                                                1,318            384
   322                                                                  558            123
   323                                                                  958            278
   324                                                                1,300
   325                                                                1,182            462
   326                                                                1,198            641
   327                                                                  761            316
   328                                                                1,198            848
   329                                                                  483            116
   330                                                                  357            250
   331
   332                                                                  146            218
   333




                           Grace                          Grace
 Loan #                Period - Late                Period - Default
-----------------------------------------------------------------------
    3                                           5  0
    6     0 (5 days for first late payment)        0
  6.01
  6.02
  6.03
  6.04
  6.05
  6.06
  6.07
  6.08
  6.09
   6.1
  6.11
  6.12
  6.13
  6.14
  6.15
    8     0                                        0
   10     0                                        0
   12     0                                        0
  12.01
  12.02
  12.03
   25     0                                        0
   28     0                                        0
   32     0                                        0
   37     0                                        0
   43     0                                        0
   45     0                                        0
   47     0                                        0
   48     0                                        0
   49     0                                        0
   51     0                                        0
   54     0                                        0
   55                                            7                   5
   56     0                                        0
   57     0                                        0
  57.01
  57.02
   58     0                                        0
   62     0                                        0
   66     0                                        0
   67                                           10 0
   69     0                                        0
   75     0                                        0
   78     0                                        0
  78.01
  78.02
   79     0                                        0
          0                                        0
   81     0                                        0
   82     0                                        0
   85     0                                        0
   87     0                                        0
   88                                            7                   5
   89                                            7                   5
   90     0                                        0
   92                                           10 0
   96                                            7                   5
   99     0                                        0
   100    0 (5 days once every 12 months)          0
   107    0                                        0
   111    0                                        0
   112    0                                        0
   119    0                                        0
   121    0                                                          0
 121.01
 121.02
   122    0                                        0
   126    0                                        0
   128                                           7                   5
   129    0                                        0
   131                                           7                   5
   132                                           7                   5
   133    0                                        0
   134    0                                        0
   135                                           7                   5
   137    0                                        0
   138    0                                        0
   139    0                                        0
   140                                           7                   5
   141    0                                        0
   146    0                                        0
   149    0                                        0
   151    0                                        0
   152    0                                        0
   153                                           7                   5
   154    0                                        0
   156    0                                        0
   158                                          10 0
   160    0                                        0
   162    0                                        0
   163    0                                        0
   165                                          15 0
   167    0                                        0
   169    0                                        0
   171    0                                        0
   172    0                                        0
   173    0                                        0
                                                 0                   0
   174    0                                        0
   175    0                                        0
   177    0                                        0
   178                                           7                   5
   180                                          10 0
   181    0                                        0
   183    0                                        0
   184    0                                        0
   185    0                                        0
   188    0                                        0
   189                                           7                   5
   193    0                                        0
   196    0                                        0
   199    0                                        0
   204    0                                        0
   210    0                                        0
   211    0                                        0
   212    0                                        0
   214    0                                        0
   216    0                                        0
   219    0                                        0
   221    0                                        0
   222    0                                        0
   227    0                                        0
   229    0                                        0
   235    0                                        0
   236    0                                        0
   237    0                                        0
   239                                          10                  30
   241    0                                        0
   242    0                                        0
   245    0                                        0
   246    0                                        0
   249    0                                        0
   250    0                                        0
   251    0                                        0
   252                                          10                  30
   253    0                                        0
   255    0                                        0
   259    0                                        0
   260    0                                        0
   266    0                                        0
   269    0                                        0
   270    0                                        0
   272    0                                        0
   273    0                                        0
   274    0                                        0
   275    0                                        0
   276    0                                        0
   278    0                                                          0
   279    0                                        0
   282                                          10                  30
   283                                          10                  30
   286                                          10                  30
   288                                          10                  30
   289    0                                        0
   291    0                                        0
   292    0                                        0
   293                                          10                  30
   295    0                                        0
   298    0                                        0
   299                                          10                  30
   300    0                                        0
   302    0                                        0
   303                                          10                  30
   304                                          10                  30
   305                                          10                  30
   306                                           0                   0
   308                                          10                  30
   309                                          10                  30
   310                                          10                  30
   311                                          10                  30
   312                                          10                  30
   313    0                                        0
   314    0                                        0
   315                                          10                  30
   316                                          10                  30
   317                                          10                  30
   318                                          10                  30
   319                                          10                  30
   320                                          10                  30
   321                                          10                  30
   322                                          10                  30
   323                                          10                  30
   324                                          10                  30
   325                                          10                  30
   326                                          10                  30
   327                                          10                  30
   328                                          10                  30
   329                                          10                  30
   330                                          10                  30
   331                                          10                  30
   332                                          10                  30
   333                                          10                  30